(LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]


                              N/I NUMERIC INVESTORS
                                 Micro Cap Fund

                              N/I NUMERIC INVESTORS
                                   Growth Fund

                              N/I NUMERIC INVESTORS
                                  Mid Cap Fund

                              N/I NUMERIC INVESTORS
                              Small Cap Value Fund

                               Semi-Annual Report
                                February 28, 2002

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
                                ADVISER'S REPORT

April 16, 2002

Dear Shareholder:

As your Funds' adviser, Numeric Investors L.P.(R) ("Numeric") is pleased to report the semi-annual results for the N/I NUMERIC INVESTORS FAMILY OF FUNDS (the "Funds") for the six months ended February 28, 2002.

MARKET ENVIRONMENT-- SEPTEMBER 2001 THROUGH FEBRUARY 2002

In discussing this period, it will be insightful to divide the six months ended February 28th into three sub-periods: September 2001, the fourth quarter of 2001, and January/February 2002. The extraordinary events of September 11th and the market's reaction immediately thereafter mark the month of September. It appears to us that a speculative rally encouraged by military success in Afghanistan, optimism about an economic recovery, and extraordinarily attractive stock valuations drove fourth quarter returns. We observed a more sober and cautious market with generally declining indices as the year 2002 began.

                                    CHART ONE

                     CUMULATIVE RETURNS OF THE S&P 500 INDEX
                From December 31, 2000 through February 28, 2002

                  Cumulative Monthly Returns through Month End

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          DEC-00                       0%
                          JAN-01                    3.57%
                          FEB-01                   -5.87%
                          MAR-01                  -11.84%
                          APR-01                   -4.98%
                          MAY-01                   -4.35%
                          JUN-01                   -6.68%
                          JUL-01                   -7.60%
                          AUG-01                  -13.38%
                          SEP-01                  -20.39%
                          OCT-01                  -18.87%
                          NOV-01                  -12.64%
                          DEC-01                  -11.88%
                          JAN-02                  -13.16%
                          FEB-02                  -14.84%

                        SOURCE: THE FRANK RUSSELL COMPANY

Chart One plots the cumulative month-to-month return of the S&P 500 Index ("S&P 500") since the end of 2000. Although none of our Funds use the S&P 500 as a benchmark, investors often regard this index as the most representative measure of U.S. broad-market stock returns. We view the decline in the S&P 500 during September, the rally during the fourth quarter, and the subsequent modest slide at the start of 2002 as confirming the three sub-periods described above.

Chart One also reveals the pervasive downtrend in the S&P 500 over the past fourteen months. Year-to-date through August 2001, the S&P 500 had already declined by almost 14%. During the last six months, comprising the first half of your Funds' new fiscal year, the S&P 500 declined a further 1.7%. Terrible as September 11th was, most of the market's weakness had already occurred before this date. Thus far, the sell-off following September 11th appears to have created a selling climax because the market has not dropped back below these late-September levels.

During September, our Funds declined with the market but generally less so. Our Estrend(TM) stock-selection model added value as market sentiment seemed to concede to the onset of a recession following the attacks on the eleventh. All but our n/i Mid Cap Fund outperformed each of their respective benchmarks by several percentage points during September.

As the market began to rally in earnest during the fourth quarter, we believe speculators sought stocks that would provide the greatest potential gain during a market rally. Thus stocks with the highest price volatility and growth expectations outperformed. It appears to us that these were also the most beaten down during the prior eighteen months following the New Economy Bubble. Unfortunately, our models found such stocks to be overvalued and to have poor earnings trends, so all four of our Funds underperformed their benchmarks during the fourth quarter. In the past we have observed that the initial stages of a market recovery can be a difficult period for our stock-selection process because the trend in earnings estimates indicates further economic contraction, even as the market anticipates recovery. Thus the trend-following Estrend(TM) model can be counterproductive at such times, as it was during the fourth quarter.

Our Funds' relative performance strengthened substantially during January and February of 2002. The fourth-quarter rally stalled early in January and a more sober market environment ensued. Estrend(TM) and Fair Value, which had struggled during the speculative market of the fourth quarter of 2001, performed very well in January and February as it appears that the market again adjusted prices to reflect earnings information. Thus our Funds were able to reverse their weakness of the prior quarter and trounce their less exuberant benchmarks. By the end of February, all four of our Funds had beaten their benchmarks over this six-month period.

Over the past six months, the one consistent bright spot among our stock-selection models was our Quality of Earnings model that added value almost every month for almost every Fund. We began to investigate the quality of company earnings reports two years ago when it appeared to us that some company managements were becoming too aggressive in their interpretation of generally accepted accounting principles (GAAP). Our research indicated that some companies were reporting profits but not generating free cash flow, because of their aggressive (but legal) use of accruals to place their earnings in the most favorable light. We developed a series of measures in an effort to identify such companies that has proven to be quite timely, especially during the most recent six months as several accounting scandals have been brought to light.

Even as we are delighted by the efficacy of this new model, we are also excited by the potential to improve it further. As quantitative managers, we rely on financial and market data to make inferences about the probable future direction of stock prices. Examining the quality of a company's earnings is really a broad and challenging fundamental analysis of all of a company's financial statements, with many new data points and much information buried in the footnotes. We are excited that we are now learning how to better exploit this broad area and think that our investment process can be made substantially stronger in the future, with this new source of information.

MARKET STYLE PREFERENCES

Over the six-month period ended February 2002, the market favored smaller stocks over larger stocks and value stocks over growth stocks. These preferences are a continuation of trends in place since early 2000 when the New Economy and Megacap Bubbles burst. The market's strong style and capitalization preferences have caused the absolute returns of our Funds to be quite different from each other, even while the Funds have been more consistently successful at beating their respective benchmarks.

                                    CHART TWO

                  RETURN COMPARISON: INDEX VS ITS CONSTITUENTS
                Russell 1000 Index vs Average Stock in the Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               Cumulative Returns

                  Russell 1000 Index           Average Stock in the Index
                Six Months       -1.60%                  2.05%
                One Year         -9.55%                 -2.20%
                Two Years       -18.33%                  5.39%
                Five Years       49.88%                 68.81%

                         Periods ended February 28, 2002

                        SOURCE: THE FRANK RUSSELL COMPANY

Chart Two compares the returns of the Russell 1000 Index ("Russell 1000") and the return of the average stock in the Russell 1000 over four periods ended February 2002. Because returns for the major institutional indices are usually calculated as a capitalization-weighted average and because the fifty largest stocks comprise about half of the capitalization of the U.S. market, we believe the returns of the largest stocks have a disproportionate influence on the returns of the indices. Thus we believe the return of the Russell 1000 does not necessarily represent the return of the average investment opportunity over a particular period. For instance, in Chart Two, note how the average stock in the Russell 1000 produced a small positive return over the last six months while the Russell 1000 itself produced a small loss. This pattern is repeated at longer time periods as well, indicating to us the relatively weak performance of the largest stocks since the end of the Megacap Bubble. Of course, during 1998 and 1999, the largest stocks outperformed as this Bubble inflated.

Because the midcap or smaller cap portions of the market have performed generally better than the largest cap stocks over the past two years, our Funds have been able to avoid some of the bloodbath in the large-cap market. In addition, three of the four Funds have been able to add substantial value above their benchmarks' returns.

Chart Three compares the returns of the Russell 3000 Growth and Value Indices over four periods ended February 2002. Over the six months ended February, the Russell 3000 Value Index produced slightly negative returns that nonetheless were 2.2% better than the returns of the Russell 3000 Growth Index. We believe that the recent strength in value over growth is a continuation of a trend that began two years ago with the end of the New Economy Bubble. Note the 56% spread in returns between the Russell 3000 Growth and Value Indices over the past two years.

                                   CHART THREE


                     COMPARISON OF RETURNS: GROWTH VS VALUE
                   Russell 3000 Growth & Value Indices Returns

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               Cumulative Returns

                Russell 3000 Value Index        Russell 3000 Growth Index
                 Six Months       -0.33%                -2.56%
                 One Year         -2.72%               -15.28%
                 Two Years        13.76%               -42.35%
                 Five Years       58.51%                29.28%

                         Periods ended February 28, 2002

                        SOURCE: THE FRANK RUSSELL COMPANY

The n/i Micro Cap and n/i Growth Funds employ growth benchmarks while the n/i Small Cap Value Fund performs against a value benchmark. Thus our two funds investing primarily in growth stocks have failed to generate positive ABSOLUTE returns because their domain of the market has declined steeply since the end of the New Economy Bubble. Both funds have added value over their benchmarks but not enough to produce positive absolute returns in such a perverse environment.


The n/i Small Cap Value Fund has enjoyed a much more favorable environment. Following several years of neglect and scorn, this least-trendy portion of the U.S. equity markets has surged since the end of the New Economy Bubble, even as our stock-selection process has also added value.

PERFORMANCE OF THE FUNDS

The table below compares the returns of our four Funds with their benchmarks over six time periods ended February 28, 2002. For periods greater than a year, the returns are presented as average annualized rates of return.

NET PERFORMANCE

                                                                                                                SINCE
                                         SIX         ONE         TWO YEARS      THREE YEARS     FIVE YEARS      INCEPTION*
                                       MONTHS       YEAR       (ANNUALIZED)    (ANNUALIZED)    (ANNUALIZED)    (ANNUALIZED)
                                       ------      -------     ------------    ------------    ------------    ------------
N/I MICRO CAP FUND                     +1.41%       +3.86%        -7.70%         +13.94%         +15.83%          +16.32%
Russell 2000 Growth Index              -4.56%      -12.22%       -27.88%          -1.44%          +1.53%           -0.60%
DIFFERENCE                             +5.97%      +16.08%       +20.18%         +15.38%         +14.30%          +16.92%

N/I GROWTH FUND                        -0.10%       -4.56%       -19.59%          +8.21%          +7.60%           +7.63%
Russell 2500 Growth Index              -4.63%      -11.07%       -26.67%          +3.38%          +4.65%           +3.31%
DIFFERENCE                             +4.53%       +6.51%        +7.08%          +4.83%          +2.95%           +4.32%

N/I MID CAP FUND                       +2.98%       -1.73%        -0.20%          +8.16%         +12.48%          +13.21%
S&P MidCap 400 Index                   +2.90%       +2.70%        +5.77%         +13.52%         +15.29%          +15.21%
DIFFERENCE                             +0.08%       -4.43%        -5.97%          -5.36%          -2.81%           -2.00%

Russell Midcap Index                   +1.36%       -2.73%        -1.77%          +7.16%         +10.24%          +10.92%
DIFFERENCE                             +1.62%       +1.00%        +1.57%          +1.00%          +2.24%           +2.29%

N/I SMALL CAP VALUE FUND              +13.65%      +31.49%       +43.06%         +26.83%         N/A              +22.10%
Russell 2000 Value Index               +5.85%      +13.27%       +17.54%         +15.58%         N/A              +12.12%
DIFFERENCE                             +7.80%      +18.22%       +25.52%         +11.25%         N/A               +9.98%

----------
PAST  PERFORMANCE  IS NOT  NECESSARILY  INDICATIVE OF FUTURE  PERFORMANCE.  Investment  return and  principal  value will fluctuate  with market  conditions so that shares,  when  redeemed,  may be worth more or less than their  original cost.
Investors should note that the Funds are aggressively managed mutual funds while the indices are unmanaged,  do not incur expenses and are not available for investment.

*Inception Dates: June 3, 1996 for all Funds except n/i Small Cap Value Fund, which was launched on November 30, 1998.

The N/I MICRO CAP FUND continued to add substantial value during the most recent six months, generating a return of +1.41% against a loss of -4.56% for its benchmark, the Russell 2000 Growth Index. Similarly over the past year, the fund eked out a small positive return of +3.86%, while its benchmark lost -12.22%. Since the end of the New Economy Bubble, the fund has added substantial value over its benchmark by concentrating on companies with real earnings. Over this two-year period, the fund's annualized rate of return has averaged -7.70% versus an annualized rate of return of -27.88% for its benchmark. Since the fund's inception in June 1996, the annualized rate of return of the Russell 2000 Growth Index has been -0.60% while the fund's rate of return has averaged +16.32% per year. Thus the fund's returns have come from our stock-selection process and not from a rising market.

The N/I GROWTH FUND was also successful during the most recent six-month period in adding value versus its benchmark. Although producing a slight loss of -0.10%, this compares favorably with the loss of -4.63% by the Russell 2500 Growth Index. For the one-year period ended February 2002, the fund generated a loss of -4.56% which was less painful than the -11.07% return of the benchmark. Since the end of the New Economy Bubble in early March 2000, the fund's two-year rate of return has averaged a painful -19.59% per year which is nonetheless substantially better than the rate of decline of -26.67% experienced by the benchmark. Since the fund's inception almost six years ago, the fund has compounded at an annualized rate of return of +7.63% versus the benchmark's rate of return of +3.31% per year.

The N/I MID CAP FUND beat its official benchmark, the S&P MidCap 400 Index, by a small margin during the most recent six months but was more successful versus the more representative Russell Midcap Index. The fund gained +2.98% during the most recent six-month period and lost 1.73% for the year ended February 28, 2002. The one-year return was 4.43% BEHIND the return of the S&P MidCap 400 Index but 1.00% AHEAD of the Russell Midcap Index. Similar results are evident over longer periods as well, with the fund producing a two-year rate of return of -0.20% per year and an annualized return since inception of +13.21% per year. Each of these rates of return lag the return of the S&P MidCap 400 Index but exceeds the return of the Russell Midcap Index.

The N/I SMALL CAP VALUE FUND produced excellent relative and absolute returns over the most recent six months. The fund's return of +13.65% was more than twice the +5.85% return of the Russell 2000 Value Index. Over the last year, the fund's return was +31.49%, or more than twice the +13.27% return of the benchmark. For the two-year period following the crash of the New Economy Bubble, the fund has generated a compound rate of return of +43.06% that is 2-1/2 times the rate of return of the Russell 2000 Value Index. Since inception in November 1998, the fund's annualized rate of return has exceeded the rate of return of the Russell 2000 Value Index by almost 10% per annum.

WHERE DO WE GO FROM HERE?

We are cautiously optimistic about stock returns over the next few quarters -- both for the market overall and for the potential of our Funds to add value. Of course there is absolutely no guarantee that we will be correct and our optimism is entirely dependent upon the world as it appears to us today, as of the end of March 2002. Needless to say another shock like September 11th could make our view of today's world irrelevant and wrong.

We are optimistic because we see a benign economic backdrop and a stock market largely without the stresses of recent years. Unlike six months ago, we now see signs of economic recovery and rising earnings estimates. In addition, in our view our analysis suggests that the market is fairly valued and contains little of the distortions that were created by the New Economy and Megacap Bubbles. With investors chastened by their prior mistakes, we think it likely that the market will be sober, rational, and not excessively volatile in the months ahead. This should bode well for the ability of our stock selection models to add value because our models are based on rational investor behavior. It appears to us that when fads and manias take over the market, our investment process has difficulty adding value.

Chart Four shows that the price-earnings ratio of the Russell 3000 Growth Index is now just 1.6 times that of the Russell 3000 Value Index. The current level is down by more than 50% from the peak premium during the Megacap Bubble and is close to its historic average of 1.4 observed prior to the Bubble's onset in late 1998. Whereas there is no guarantee that the premium will not contract further, perhaps below its long-term average, Chart Four suggests to us that most of the valuation adjustment to growth stocks following the Bubble has been accomplished. Thus we do not expect the market's recent, powerful, pro-value bias to continue for much longer.

                                   CHART FOUR

                        THE PRICE OF GROWTH VERSUS VALUE
  Ratio of Russell 3000 Growth & Value Indices P/E Ratios through February 2002

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          RATIO OF THE CAP-WTD AVERAGE
                                   P/E RATIOS

Mar-79   1.45
Jun-79   1.52
Sep-79   1.48
Dec-79   1.54
Mar-80   1.49
Jun-80   1.40
Sep-80   1.52
Dec-80   1.62
Mar-81   1.60
Jun-81   1.57
Sep-81   1.52
Dec-81   1.52
Mar-82   1.44
Jun-82   1.43
Sep-81   1.44
Dec-81   1.52
Mar-83   1.58
Jun-83   1.59
Sep-83   1.52
Dec-83   1.52
Mar-84   1.44
Jun-84   1.52
Sep-84   1.45
Dec-84   1.41
Mar-85   1.44
Jun-85   1.42
Sep-85   1.41
Dec-85   1.44
Mar-86   1.42
Jun-86   1.43
Sep-86   1.29
Dec-86   1.33
Jan-87   1.37
Feb-87   1.42
Mar-87   1.39
Apr-87   1.37
May-87   1.34
Jun-87   1.48
Jul-87   1.45
Aug-87   1.44
Sep-87   1.43
Oct-87   1.36
Nov-87   1.33
Dec-87   1.43
Jan-88   1.35
Feb-88   1.38
Mar-88   1.34
Apr-88   1.33
May-88   1.28
Jun-88   1.37
Jul-88   1.32
Aug-88   1.30
Sep-88   1.33
Oct-88   1.32
Nov-88   1.32
Dec-88   1.35
Jan-89   1.37
Feb-89   1.34
Mar-89   1.35
Apr-89   1.36
May-89   1.37
Jun-89   1.41
Jul-89   1.46
Aug-89   1.42
Sep-89   1.43
Oct-89   1.41
Nov-89   1.38
Dec-89   1.39
Jan-90   1.40
Feb-90   1.36
Mar-90   1.37
Apr-90   1.39
May-90   1.37
Jun-90   1.53
Jul-90   1.49
Aug-90   1.45
Sep-90   1.42
Oct-90   1.42
Nov-90   1.38
Dec-90   1.37
Jan-91   1.36
Feb-91   1.32
Mar-91   1.33
Apr-91   1.28
May-91   1.28
Jun-91   1.26
Jul-91   1.31
Aug-91   1.32
Sep-91   1.29
Oct-91   1.28
Nov-91   1.29
Dec-91   1.35
Jan-92   1.35
Feb-92   1.30
Mar-92   1.28
Apr-92   1.24
May-92   1.17
Jun-92   1.26
Jul-92   1.29
Aug-92   1.30
Sep-92   1.28
Oct-92   1.30
Nov-92   1.28
Dec-92   1.24
Jan-93   1.26
Feb-93   1.15
Mar-93   1.16
Apr-93   1.14
May-93   1.20
Jun-93   1.23
Jul-93   1.20
Aug-93   1.21
Sep-93   1.19
Oct-93   1.23
Nov-93   1.25
Dec-93   1.26
Jan-94   1.28
Feb-94   1.29
Mar-94   1.27
Apr-94   1.27
May-94   1.27
Jun-94   1.30
Jul-94   1.32
Aug-94   1.37
Sep-94   1.39
Oct-94   1.41
Nov-94   1.44
Dec-94   1.43
Jan-95   1.42
Feb-95   1.44
Mar-95   1.45
Apr-95   1.45
May-95   1.45
Jun-95   1.44
Jul-95   1.49
Aug-95   1.44
Sep-95   1.46
Oct-95   1.48
Nov-95   1.46
Dec-95   1.44
Jan-96   1.43
Feb-96   1.44
Mar-96   1.43
Apr-96   1.45
May-96   1.48
Jun-96   1.60
Jul-96   1.52
Aug-96   1.53
Sep-96   1.59
Oct-96   1.54
Nov-96   1.52
Dec-96   1.53
Jan-97   1.51
Feb-97   1.48
Mar-97   1.43
Apr-97   1.46
May-97   1.51
Jun-97   1.52
Jul-97   1.46
Aug-97   1.45
Sep-97   1.43
Oct-97   1.44
Nov-97   1.44
Dec-97   1.42
Jan-98   1.47
Feb-98   1.46
Mar-98   1.47
Apr-98   1.48
May-98   1.44
Jun-98   1.63
Jul-98   1.59
Aug-98   1.58
Sep-98   1.60
Oct-98   1.58
Nov-98   1.60
Dec-98   1.67
Jan-99   1.75
Feb-99   1.66
Mar-99   1.71
Apr-99   1.60
May-99   1.63
Jun-99   1.83
Jul-99   1.88
Aug-99   1.99
Sep-99   2.01
Oct-99   2.04
Nov-99   2.17
Dec-99   2.36
Jan-00   2.42
Feb-00   2.70
Mar-00   2.53
Apr-00   2.53
May-00   2.34
Jun-00   3.33
Jul-00   2.77
Aug-00   3.05
Sep-00   2.70
Oct-00   2.48
Nov-00   2.17
Dec-00   2.01
Jan-01   2.14
Feb-01   1.86
Mar-01   1.79
Apr-01   2.00
May-01   1.97
Jun-01   1.81
Jul-01   1.75
Aug-01   1.68
Sep-01   1.63
Oct-01   1.72
Nov-01   1.77
Dec-01   1.73
Jan-02   1.68
Feb-02   1.59

                        SOURCE: THE FRANK RUSSELL COMPANY


In conclusion, but with humility that we certainly could be wrong, we foresee a strengthening economy, improving earnings expectations, and a fairly valued market. It appears to us that if earnings growth resumes as expected, then the market can appreciate from current levels. However we do not expect the stellar returns of the 1990's to return. Similarly we see little distortion in valuations within the market, between growth and value stocks or between the largest stocks and the rest of the market. With investors scarred by recent market excesses, we are optimistic that the markets will be cautious, sober and rational. We believe that a sober, cautious environment should be favorable for the ability of our processes to add value, because our models are designed to exploit rational investor behavior. At times, rational behavior can be absent, and our processes may fail to keep up with the speculative, irrational markets.

CONTROLLING THE ASSETS UNDER MANAGEMENT IN A FUND TO PRESERVE OUR ABILITY TO ADD VALUE

One of the most daunting challenges for Numeric as it manages the Funds is to control asset growth. We limit the assets under management in each fund to a level that we believe can be traded without incurring such large transaction costs as to severely impair our ability to achieve the goal of generating excess returns for shareholders. Because all portfolios in a given strategy are managed together, we must control aggregate asset levels in all portfolios within a strategy, including the institutional portfolios that are not part of each mutual fund.

Each of our strategies has surprisingly low capacity compared to industry practice. This is partially because our portfolio turnover is high so we must be especially conscious of the cost of trading. That our capacity is so limited compared to other funds also may be due to our understanding of the complete and real cost of trading and our commitment to serve our investors by limiting assets and the concomitant transaction costs.

The challenge of controlling asset levels is especially vexing because some investors trade funds rapidly, jumping in when performance is strong or that part of the market is "hot". Then when performance or that part of the market "cools", the investor jumps elsewhere. We actively discourage such behavior by having redemption fees, payable to the Funds and not to Numeric, to compensate the remaining shareholders for the cost of liquidity to accommodate such impatient investors.

As the returns of the N/I SMALL CAP VALUE FUND have ranked among the top few funds in its asset class (ranked 2nd out of 233 Small Value funds for the one-year period ended February 28, 2002, according to Morningstar(TM) Overall Rating(1)) asset growth has picked up. Morningstar has also awarded the fund an Overall five star rating among 4,991 domestic equity funds as of February 28, 2002. No doubt growth has also accelerated because this sector of the market has produced the best returns over the past two years. Conversely, the N/I MICRO CAP FUND has generated strong excess returns versus its benchmark and also received a Morningstar Overall Rating of five stars among 4,991 domestic equity funds as of February 28, 2002, but this sector of the market has been extremely weak.

As a result, we have closed the N/I SMALL CAP VALUE FUND to all investors, including existing shareholders, even as we reopen N/I MICRO CAP FUND for limited inflows. The N/I SMALL CAP VALUE FUND was closed even to existing shareholders because total investments in the strategy reached the target asset cap. We believe N/I MICRO CAP FUND can accept an additional $15 million in assets at current levels of market liquidity.

We encourage our investors not to chase the hot performance of the n/i Small Cap Value Fund but rather to invest for the long term by investing in sectors of the market that have not been so hot recently. We apologize that n/i Small Cap Value Fund has been closed but we hope that our investors appreciate that this has been done in an attempt to protect their interests.

If you are interested in receiving periodic updates via email on any of the Funds in which you are invested, please contact Lynn Wickwire, Director of Mutual Fund Marketing, at CLW@NUMERIC.COM.

Thank you for your continued support and confidence.

Sincerely,

/s/  LANGDON B. WHEELER, CFA
Langdon B. Wheeler, CFA
President
Numeric Investors L.P.(R)


----------
Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

The RUSSELL 2000 VALUE INDEX is taken from the 1001 through 3000 stocks in the Russell 3000 Index as ranked by total market capitalization which is segmented into growth and value categories. The Russell 2000 Value Index contains a subset of stocks from the Russell 2000 Index with less than average growth orientation. Companies in the Russell 2000 Value Index generally have low price to book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. You cannot invest in an index.

The S&P MIDCAP 400 INDEX is an equity style index consisting of 400 companies with market capitalizations from $200 million to $13 billion. The S&P MidCap 400 Index is an unmanaged index of overall mid-cap stock market performance and includes reinvestment of dividends and capital gains. You cannot invest in an index.

The RUSSELL 2000 GROWTH INDEX is an equity style index, which contains a subset of stocks from the Russell 2000 Index. Companies in this index exhibit greater-than-average growth orientation and generally have higher price-to-book and price-to-earnings ratios. This index is an unmanaged cap-weighted total return index and includes reinvestment of dividends and capital gains. You cannot invest in an index.

The RUSSELL 2500 GROWTH INDEX is an equity style index, which contains a subset of stocks from the Russell 2500 Index. Companies in this index exhibit greater-than-average growth orientation and generally have higher price-to-book and price-to-earnings ratios. This index is an unmanaged cap-weighted total return index and includes reinvestment of dividends and capital gains. You cannot invest in an index.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar(TM) Overall Rating reflects historical risk-adjusted performance as of February 28, 2002. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad-asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Morningstar(TM) Overall Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. For the n/i Small Cap Value Fund, only three years of data are available, therefore, the three-year figure is given a weighting of 100% to calculate the Overall rating. The n/i Small Cap Value Fund was rated five stars for the three-year period ended February 28, 2002 among 4,991 domestic equity funds. The n/i Micro Cap Fund was rated four stars among 4,991 domestic equity funds for the three-year period and five stars among 3,257 domestic equity funds for the five-year period ended February 28, 2002.

Morningstar rankings are based upon total returns for the periods stated with dividends and distributions reinvested and do not take into account or reflect sales charges. For the three-year period ended February 28, 2002, the n/i Small Cap Value Fund was ranked 13th out of 180 Small Value funds. The n/i Micro Cap Fund was ranked 21st out of 515 domestic equity funds, 29th out of 364 domestic equity funds and 15th out of 235 domestic equity funds for the one-year, three-year and five-year periods ended February 28, 2002, respectively.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMMON STOCKS--98.0%
           AEROSPACE & DEFENSE--0.3%
  2,800    Alliant Techsystems Inc.* ............................  $    262,948
  2,740    BE Aerospace, Inc.* ..................................        20,934
                                                                   ------------
                                                                        283,882
                                                                   ------------
           AIRLINES--0.5%
 16,500    AirTran Holdings, Inc.* ..............................       109,065
 15,000    Atlantic Coast Airlines Holdings, Inc.* ..............       410,100
                                                                   ------------
                                                                        519,165
                                                                   ------------
           APPAREL--0.7%
 49,000    Global Sports, Inc.* .................................       781,550
                                                                   ------------
           AUTOMOBILE PARTS & EQUIPMENT--3.1%
 34,844    ArvinMeritor, Inc. ...................................       982,253
 23,285    Group 1 Automotive, Inc.* ............................       873,886
 44,872    Sonic Automotive, Inc.* ..............................     1,179,236
 13,700    United Auto Group, Inc.* .............................       294,002
                                                                   ------------
                                                                      3,329,377
                                                                   ------------
           BANKS--3.2%
 30,900    Doral Financial Corp. ................................     1,061,106
 32,227    First BanCorp ........................................       899,133
 37,635    R&G Financial Corp., Class B .........................       790,335
 20,200    UCBH Holdings, Inc. ..................................       672,458
                                                                   ------------
                                                                      3,423,032
                                                                   ------------
           BEVERAGES--0.6%
 11,880    Constellation Brands, Inc., Class A* .................       645,678
                                                                   ------------
           BIOTECH--4.7%
  5,100    aaiPharma Inc.* ......................................       144,126
  9,227    Adolor Corp.* ........................................       118,290
  4,875    Alexion Pharmaceuticals, Inc.* .......................       104,374
  5,310    Arena Pharmaceuticals, Inc.* .........................        51,348
  8,200    Atrix Laboratories, Inc.* ............................       170,724
  6,528    Avigen, Inc.* ........................................        54,770
 32,754    Charles River Laboratories International,
             Inc.* ..............................................       971,484
 11,316    Corixa Corp.* ........................................       111,349
  4,788    CV Therapeutics, Inc.* ...............................       185,023
  7,051    Diversa Corp.* .......................................        75,516
  8,400    Enzo Biochem, Inc.* ..................................       152,712
  9,053    Exelixis, Inc.* ......................................       102,299
  9,401    Gene Logic Inc.* .....................................       152,014
  7,573    Genome Therapeutics Corp.* ...........................        39,001
  6,528    Guilford Pharmaceuticals Inc.* .......................        55,488
 20,021    Incyte Genomics, Inc.* ...............................       220,031

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           BIOTECH--(CONTINUED)
  3,700    Integra LifeSciences Holdings* .......................  $    103,970
  7,982    InterMune Inc.* ......................................       289,826
 11,490    Ligand Pharmaceuticals Inc., Class B* ................       164,996
  5,049    Martek Biosciences Corp.* ............................       135,717
  9,401    Maxygen Inc.* ........................................       117,043
  3,047    Neose Technologies, Inc.* ............................        95,066
  6,267    Neurocrine Biosciences, Inc.* ........................       222,416
  6,354    Pharmacopeia, Inc.* ..................................        78,472
  1,693    Pharmacyclics, Inc.* .................................        12,186
  9,140    Regeneron Pharmaceuticals, Inc.* .....................       207,569
 15,668    Scios Inc.* ..........................................       313,203
  4,962    Tanox, Inc.* .........................................        68,376
 18,367    Texas Biotechnology Corp.* ...........................       108,365
  5,745    Titan Pharmaceuticals, Inc.* .........................        37,343
  4,439    Transkaryotic Therapies, Inc.* .......................       169,659
  4,526    Trimeris, Inc.* ......................................       172,893
  4,875    ViroPharma Inc.* .....................................        76,538
                                                                   ------------
                                                                      5,082,187
                                                                   ------------
           BUILDING SUPPLIES--1.9%
  2,400    Associated Materials Inc. ............................       107,760
 37,099    Building Materials Holding Corp.* ....................       571,325
 67,100    Lennox International Inc. ............................       764,940
 16,400    Nortek, Inc.* ........................................       544,480
                                                                   ------------
                                                                      1,988,505
                                                                   ------------
           CHEMICALS - SPECIALTY--0.7%
 32,658    Octel Corp.* .........................................       586,211
  6,500    TETRA Technologies, Inc.* ............................       160,940
                                                                   ------------
                                                                        747,151
                                                                   ------------
           COMMERCIAL SERVICES--1.1%
 13,500    Central Parking Corp. ................................       291,600
 23,400    Coinstar, Inc.* ......................................       697,320
  4,100    Rent-A-Center, Inc.* .................................       175,644
                                                                   ------------
                                                                      1,164,564
                                                                   ------------
           COMPUTER COMPONENTS--1.6%
 47,000    Handspring, Inc.* ....................................       214,790
 40,460    Hutchinson Technology Inc.* ..........................       859,775
 46,800    SanDisk Corp.* .......................................       688,428
                                                                   ------------
                                                                      1,762,993
                                                                   ------------
           COMPUTER NETWORKING PRODUCTS--0.7%
 22,200    Adaptec, Inc.* .......................................       253,080
 37,900    Overland Data, Inc.* .................................       469,960
                                                                   ------------
                                                                        723,040
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMPUTER PERIPHERALS--0.6%
 74,700    Pinnacle Systems, Inc.* ..............................  $    596,106
                                                                   ------------
           COMPUTER SERVICES--1.1%
 28,444    CACI International Inc., Class A* ....................       965,674
  9,200    Tripos, Inc.* ........................................       200,560
                                                                   ------------
                                                                      1,166,234
                                                                   ------------
           COMPUTER SOFTWARE--5.7%
 27,734    Activision, Inc.* ....................................       792,083
 14,400    Ansoft Corp.* ........................................       204,480
 26,600    Avant! Corp.* ........................................       464,170
 17,400    BARRA, Inc.* .........................................       943,080
 51,800    HPL Technologies, Inc.* ..............................       672,364
 26,008    McAfee.com Corp.* ....................................       307,675
 35,900    NetIQ Corp.* .........................................       779,030
 25,600    Roxio, Inc.* .........................................       435,200
 20,400    SERENA Software, Inc.* ...............................       328,032
 35,100    Systems & Computer Technology Corp.* .................       449,631
 38,200    Take-Two Interactive Software, Inc.* .................       711,666
                                                                   ------------
                                                                      6,087,411
                                                                   ------------
           DATA PROCESSING--2.1%
  2,380    Cerner Corp.* ........................................       103,387
 30,500    Euronet Worldwide, Inc.* .............................       552,965
 24,700    FileNET Corp.* .......................................       404,833
  5,400    InterCept, Inc.* .....................................       210,060
 20,980    Kronos Inc.* .........................................       939,275
                                                                   ------------
                                                                      2,210,520
                                                                   ------------
           ELECTRICAL EQUIPMENT--1.0%
 14,900    Anixter International Inc.* ..........................       385,463
 59,400    General Cable Corp. ..................................       700,920
                                                                   ------------
                                                                      1,086,383
                                                                   ------------
           ELECTRONIC COMPONENTS & ACCESSORIES--4.6%
 17,300    Applied Films Corp.* .................................       498,413
 20,500    Artisan Components, Inc.* ............................       273,470
 30,500    Benchmark Electronics, Inc.* .........................       805,200
 10,500    DSP Group, Inc.* .....................................       211,470
 27,217    Intermagnetics General Corp.* ........................       637,694
 12,100    Methode Electronics, Inc., Class A ...................       109,505
 19,400    Photon Dynamics, Inc.* ...............................       801,608
110,300    Rambus Inc.* .........................................       755,555
  5,500    Rogers Corp.* ........................................       170,500
 26,788    Wilson Greatbatch Technologies, Inc.* ................       692,202
                                                                   ------------
                                                                      4,955,617
                                                                   ------------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           ELECTRONIC MEASUREMENTS - INSTRUMENTS--2.8%
 24,956    FLIR Systems, Inc.* ..................................  $  1,360,851
 32,200    Itron, Inc.* .........................................       809,830
  3,900    OpticNet*/** .........................................            --
 50,400    Paxar Corp.* .........................................       824,040
                                                                   ------------
                                                                      2,994,721
                                                                   ------------
           ELECTRONICS - DEFENSE--0.1%
  2,600    Integrated Defense Technologies, Inc.* ...............        66,300
                                                                   ------------
           ENERGY--0.6%
 45,600    Headwaters Inc.* .....................................       614,688
                                                                   ------------
           ENGINEERING--0.1%
  4,600    URS Corp.* ...........................................       143,980
                                                                   ------------
           FINANCIAL SERVICES--2.2%
 51,200    American Home Mortgage Holdings, Inc. ................       625,664
 31,855    IndyMac Bancorp, Inc.* ...............................       782,996
 62,700    New Century Financial Corp. ..........................       993,795
                                                                   ------------
                                                                      2,402,455
                                                                   ------------
           FOOD & AGRICULTURE--3.1%
 78,200    Del Monte Foods Co.* .................................       656,880
 51,883    Fresh Del Monte Produce Inc. .........................       905,358
 16,400    Nash-Finch Co. .......................................       469,368
 31,100    Performance Food Group Co.* ..........................     1,159,719
  6,400    Sanderson Farms, Inc. ................................       163,776
                                                                   ------------
                                                                      3,355,101
                                                                   ------------
           FUNERAL SERVICES--0.2%
 48,700    Carriage Services, Inc., Class A* ....................       236,682
                                                                   ------------
           HAZARDOUS WASTE MANAGEMENT--0.9%
 15,084    Stericycle, Inc.* ....................................       973,069
                                                                   ------------
           HEALTH CARE--1.5%
 12,990    Mid Atlantic Medical Services, Inc.* .................       345,664
  7,100    PacifiCare Health Systems, Inc.* .....................       104,725
 83,933    Sierra Health Services, Inc.* ........................       914,870
  2,144    WellPoint Health Networks Inc.* ......................       260,753
                                                                   ------------
                                                                      1,626,012
                                                                   ------------
           HOSPITALS--1.9%
  6,400    AmSurg Corp.* ........................................       159,360
 36,190    DaVita, Inc.* ........................................       808,846
 12,100    MedCath Corp.* .......................................       211,145
 20,900    Pediatrix Medical Group, Inc.* .......................       807,785
                                                                   ------------
                                                                      1,987,136
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           HOTELS & MOTELS--0.7%
 37,570    Choice Hotels International, Inc.* ...................  $    785,213
                                                                   ------------
           INTERNET CONTENT--0.2%
 10,900    S1 Corp.* ............................................       164,263
  7,400    Vastera, Inc.* .......................................        97,014
                                                                   ------------
                                                                        261,277
                                                                   ------------
           INTERNET SOFTWARE--0.5%
 30,300    Liberate Technologies, Inc.* .........................       224,523
108,000    Raindance Communications, Inc.* ......................       329,400
                                                                   ------------
                                                                        553,923
                                                                   ------------
           INVESTMENT MANAGEMENT--0.1%
  2,000    Affiliated Managers Group, Inc.* .....................       133,260
                                                                   ------------
           LABORATORY ANALYTICAL INSTRUMENTS--0.3%
  9,700    Varian Inc.* .........................................       330,867
                                                                   ------------
           LEISURE & ENTERTAINMENT--5.4%
 30,046    Action Performance Companies, Inc.* ..................     1,221,370
  2,650    Alliance Gaming Corp.* ...............................        85,701
 26,284    Argosy Gaming Co.* ...................................       905,484
 34,700    Boyd Gaming Corp.* ...................................       385,170
 30,135    Direct Focus, Inc.* ..................................       904,050
 21,500    GTECH Holdings Corp.* ................................     1,146,810
 56,266    Racing Champions Corp.* ..............................       858,619
 13,350    West Marine, Inc.* ...................................       283,020
                                                                   ------------
                                                                      5,790,224
                                                                   ------------
           MACHINERY--1.2%
 43,000    AGCO Corp.* ..........................................       965,780
 37,324    Global Power Equipment Group Inc.* ...................       374,733
                                                                   ------------
                                                                      1,340,513
                                                                   ------------
           MANUFACTURING--1.9%
 28,000    Albany International Corp., Class A ..................       753,760
 38,700    Applica Inc. .........................................       247,680
 18,300    Shaw Group Inc. (The)* ...............................       444,507
 52,620    Walter Industries, Inc. ..............................       609,866
                                                                   ------------
                                                                      2,055,813
                                                                   ------------
           MEDICAL INSTRUMENTS & SUPPLIES--8.6%
 33,600    Alliance Imaging, Inc.* ..............................       387,072
 42,952    American Medical Systems Holdings, Inc.* .............       895,120
 10,700    CONMED Corp.* ........................................       220,527
 17,300    DIANON Systems, Inc.* ................................     1,070,005
 34,200    Fisher Scientific International Inc.* ................       991,800
 16,191    Henry Schein, Inc.* ..................................       696,375
 10,876    Laboratory Corp. of America Holdings* ................       886,176
 12,956    Landauer, Inc. .......................................       481,963

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           MEDICAL INSTRUMENTS & SUPPLIES--(CONTINUED)
 28,290    Mentor Corp. .........................................  $    933,570
 48,391    Merit Medical Systems, Inc.* .........................       760,707
 90,349    PSS World Medical, Inc.* .............................       808,624
 52,674    STERIS Corp.* ........................................     1,080,870
                                                                   ------------
                                                                      9,212,809
                                                                   ------------
           MULTIMEDIA/PUBLISHING--0.4%
 32,600    Spanish Broadcasting System, Inc.* ...................       405,544
                                                                   ------------
           OIL & GAS EQUIPMENT & SERVICES--3.8%
 33,500    Global Industries, Ltd.* .............................       298,150
 77,820    Key Energy Services, Inc.* ...........................       714,388
 19,240    Lufkin Industries, Inc. ..............................       425,204
 32,020    Oceaneering International, Inc.* .....................       872,545
 38,700    Seitel, Inc.* ........................................       336,690
 51,300    Tesoro Petroleum Corp.* ..............................       600,210
 60,100    Veritas DGC Inc.* ....................................       829,981
                                                                   ------------
                                                                      4,077,168
                                                                   ------------
           OIL REFINING--0.4%
 20,700    Holly Corp. ..........................................       389,160
                                                                   ------------
           PHARMACEUTICALS--3.2%
 35,000    Bradley Pharmaceuticals, Inc.* .......................       582,050
  1,900    D&K Healthcare Resources, Inc. .......................       102,752
 27,900    Endo Pharmaceuticals Holdings Inc.* ..................       292,950
 35,067    First Horizon Pharmaceutical Corp.* ..................       727,290
 16,400    Isis Pharmaceuticals, Inc.* ..........................       240,588
 11,780    Medicis Pharmaceutical Corp., Class A* ...............       659,562
  6,703    Pharmaceutical Product Development,
             Inc.* ..............................................       208,865
 39,867    SICOR Inc.* ..........................................       637,872
                                                                   ------------
                                                                      3,451,929
                                                                   ------------
           PUBLISHING--0.3%
 20,400    Playboy Enterprises, Inc., Class B* ..................       333,948
                                                                   ------------
           RESIDENTIAL CONSTRUCTION--0.9%
 32,800    Champion Enterprises, Inc.* ..........................       289,624
  6,346    M/I Schottenstein Homes, Inc. ........................       371,114
    900    NVR, Inc.* ...........................................       263,025
                                                                   ------------
                                                                        923,763
                                                                   ------------
           RESTAURANTS--0.1%
  5,800    Ruby Tuesday, Inc. ...................................       117,160
                                                                   ------------
           RETAIL - DISCOUNT--0.8%
  5,000    Fred's, Inc. .........................................       156,450
 38,500    Tuesday Morning Corp.* ...............................       741,125
                                                                   ------------
                                                                        897,575
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           RETAIL - SPECIALTY--5.2%
 34,000    Galyan's Trading Co.* ................................  $    420,920
 30,624    Gart Sports Co.* .....................................       799,286
  7,700    Gymboree Corp. (The)* ................................       103,565
 46,060    Hollywood Entertainment Corp.* .......................       654,052
  6,900    Jo-Ann Stores, Inc., Class A* ........................        95,565
 93,569    PETsMART, Inc.* ......................................     1,000,253
 14,500    Regis Corp. ..........................................       368,010
 49,800    REX Stores Corp.* ....................................       742,020
 18,558    School Specialty, Inc.* ..............................       519,995
 15,600    Stage Stores, Inc.* ..................................       466,440
 17,300    Urban Outfitters, Inc.* ..............................       410,010
                                                                   ------------
                                                                      5,580,116
                                                                   ------------
           SAVINGS & LOAN ASSOCIATIONS--1.3%
 14,500    BankUnited Financial Corp., Class A* .................       221,125
  5,528    Dime Community Bancshares ............................       161,970
 15,500    Downey Financial Corp. ...............................       735,940
 16,500    Westcorp .............................................       273,075
                                                                   ------------
                                                                      1,392,110
                                                                   ------------
           SCHOOLS--1.1%
 12,700    Corinthian Colleges, Inc.* ...........................       581,914
 13,875    Education Management Corp.* ..........................       549,172
                                                                   ------------
                                                                      1,131,086
                                                                   ------------
           SEMICONDUCTORS--6.3%
 53,900    Asyst Technologies, Inc.* ............................       904,442
  4,600    Cymer, Inc.* .........................................       168,498
  8,700    DuPont Photomasks, Inc.* .............................       373,926
 17,136    Elantec Semiconductor, Inc.* .........................       524,704
 41,100    ESS Technology, Inc.* ................................       856,524
  9,000    Kopin Corp* ..........................................        65,880
 51,840    Kulicke and Soffa Industries, Inc.* ..................       913,421
 66,800    Oak Technology, Inc.* ................................       938,540
 21,758    Photronics, Inc.* ....................................       628,589
 18,100    Silicon Laboratories Inc.* ...........................       470,962
 24,000    Zoran Corp.* .........................................       866,640
                                                                   ------------
                                                                      6,712,126
                                                                   ------------
           SERVICES - EMPLOYMENT AGENCIES--0.8%
 15,100    MPS Group, Inc.* .....................................        99,509
 29,320    Right Management Consultants, Inc.* ..................       734,173
                                                                   ------------
                                                                        833,682
                                                                   ------------
           SERVICES - MANAGEMENT CONSULTING--0.6%
 11,100    Advisory Board Co. (The)* ............................       315,462
 11,048    FTI Consulting, Inc.* ................................       356,408
                                                                   ------------
                                                                        671,870
                                                                   ------------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--2.8%
 89,900    Arris Group Inc.* ....................................  $    762,352
 18,400    Commonwealth Telephone Enterprises,
             Inc.* ..............................................       693,312
 50,223    Dycom Industries, Inc.* ..............................       760,878
 36,000    Harmonic Inc.* .......................................       383,040
 61,300    Terayon Communication Systems, Inc.* .................       362,283
                                                                   ------------
                                                                      2,961,865
                                                                   ------------
           TOBACCO--1.0%
 56,200    Standard Commercial Corp. ............................     1,050,940
                                                                   ------------
           TRANSPORTATION--2.0%
 23,900    Airborne, Inc. .......................................       432,112
 31,020    Kirby Corp.* .........................................       944,559
 38,250    Knight Transportation, Inc.* .........................       787,950
                                                                   ------------
                                                                      2,164,621
                                                                   ------------
           UTILITIES--0.5%
 19,800    UGI Corp. ............................................       572,220
                                                                   ------------
           Total Common Stocks
             (Cost $97,105,900) .................................   105,084,321
                                                                   ------------

  PRINCIPAL
AMOUNT (000'S)
--------------
           REPURCHASE AGREEMENT--1.8%
$ 1,976    Bear, Stearns & Co. Inc.
             (Agreement dated 02/28/02 to be
             repurchased at $1,975,823)
             1.90%, 03/01/02
             (Cost $1,975,719) (Note 6)..........................     1,975,719
                                                                   ------------
           Total Investments -- 99.8%
             (Cost $99,081,619) .................................   107,060,040
                                                                   ------------
           Other Assets in Excess of
             Liabilities -- 0.2% ................................       163,773
                                                                   ------------
           Net Assets -- 100.0%..................................  $107,223,813
                                                                   ============
----------
 * Non-income producing.
** Security was delisted on March 13, 2001 and is held at no value.

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                   GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMMON STOCKS--97.6%
           AEROSPACE & DEFENSE--0.3%
  1,200    Alliant Techsystems Inc.* ............................   $   112,692
  2,100    BE Aerospace, Inc.* ..................................        16,044
                                                                    -----------
                                                                        128,736
                                                                    -----------
           AIRLINES--0.3%
  6,300    AirTran Holdings, Inc.* ..............................        41,643
  3,100    Atlantic Coast Airlines Holdings, Inc.* ..............        84,754
                                                                    -----------
                                                                        126,397
                                                                    -----------
           APPAREL--1.2%
  2,700    Coach, Inc.* .........................................       134,622
 12,200    Global Sports, Inc.* .................................       194,590
  9,800    Tommy Hilfiger Corp.* ................................       128,478
                                                                    -----------
                                                                        457,690
                                                                    -----------
           AUTOMOBILE PARTS & EQUIPMENT--3.7%
 12,500    ArvinMeritor, Inc. ...................................       352,375
  4,400    BorgWarner, Inc. .....................................       264,660
  5,935    Group 1 Automotive, Inc.* ............................       222,741
 12,604    Sonic Automotive, Inc.* ..............................       331,233
 13,400    Tower Automotive, Inc.* ..............................       154,100
  3,700    United Auto Group, Inc.* .............................        79,402
                                                                    -----------
                                                                      1,404,511
                                                                    -----------
           BANKS--1.1%
  9,800    Doral Financial Corp. ................................       336,532
  2,400    LandAmerica Financial Group, Inc. ....................        71,928
                                                                    -----------
                                                                        408,460
                                                                    -----------
           BEVERAGES--0.5%
  3,800    Constellation Brands, Inc., Class A* .................       206,530
                                                                    -----------
           BIOTECH--5.4%
  4,700    Abgenix, Inc.* .......................................        84,835
  1,100    Affymetrix, Inc.* ....................................        27,060
  3,800    Alkermes, Inc.* ......................................        94,886
  4,500    Celgene Corp.* .......................................       117,405
  2,500    Cephalon, Inc.* ......................................       145,750
 10,900    Charles River Laboratories International,
             Inc.* ..............................................       323,294
  2,000    Corixa Corp.* ........................................        19,680
  2,500    CuraGen Corp.* .......................................        41,575
    800    CV Therapeutics, Inc.* ...............................        30,914
  2,000    Diversa Corp.* .......................................        21,420
  1,213    Enzo Biochem, Inc.* ..................................        22,048
  2,200    Enzon, Inc.* .........................................        96,580
  3,300    Exelixis, Inc.* ......................................        37,290

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           BIOTECH--(CONTINUED)
  2,600    ICOS Corp.* ..........................................   $   111,540
  4,000    Incyte Genomics, Inc.* ...............................        43,960
  1,700    InterMune Inc.* ......................................        61,727
  2,900    Invitrogen Corp.* ....................................       132,356
  5,000    Medarex, Inc.* .......................................        75,650
  3,554    Millennium Pharmaceuticals, Inc.* ....................        66,744
  1,400    Myriad Genetics, Inc.* ...............................        45,850
  1,200    Neurocrine Biosciences, Inc.* ........................        42,588
  2,300    OSI Pharmaceuticals, Inc.* ...........................        87,515
  2,700    Protein Design Labs, Inc.* ...........................        42,849
  1,700    Regeneron Pharmaceuticals, Inc.* .....................        38,607
  2,900    Scios Inc.* ..........................................        57,971
  1,600    Transkaryotic Therapies, Inc.* .......................        61,152
  1,200    Trimeris, Inc.* ......................................        45,840
  3,416    Vertex Pharmaceuticals Inc.* .........................        74,503
                                                                    -----------
                                                                      2,051,589
                                                                    -----------
           CHEMICALS - SPECIALTY--0.8%
  3,800    PolyOne Corp. ........................................        38,000
  9,200    RPM, Inc. ............................................       153,640
  1,500    TETRA Technologies, Inc.* ............................        37,140
  1,600    Valspar Corp. (The) ..................................        70,848
                                                                    -----------
                                                                        299,628
                                                                    -----------
           COMMERCIAL SERVICES--1.3%
  4,500    Coinstar, Inc.* ......................................       134,100
  1,000    Rent-A-Center, Inc.* .................................        42,840
  7,100    Sabre Holdings Corp.* ................................       312,471
                                                                    -----------
                                                                        489,411
                                                                    -----------
           COMPUTER COMPONENTS--1.6%
 15,400    Handspring, Inc.* ....................................        70,378
 12,980    Hutchinson Technology Inc.* ..........................       275,825
 17,800    SanDisk Corp.* .......................................       261,838
                                                                    -----------
                                                                        608,041
                                                                    -----------
           COMPUTER NETWORKING PRODUCTS--1.1%
  4,600    Internet Security Systems, Inc.* .....................       109,066
 15,900    Storage Technology Corp.* ............................       305,280
                                                                    -----------
                                                                        414,346
                                                                    -----------
           COMPUTER PERIPHERALS--0.3%
 14,100    Pinnacle Systems, Inc.* ..............................       112,518
                                                                    -----------
           COMPUTER SERVICES--0.9%
  9,800    CACI International Inc., Class A* ....................       332,710
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMPUTER SOFTWARE--5.2%
  9,800    Activision, Inc.* ....................................   $   279,888
  3,000    Autodesk, Inc. .......................................       132,510
  4,900    Avant! Corp.* ........................................        85,505
  6,400    BARRA, Inc.* .........................................       346,880
 14,100    HPL Technologies, Inc.* ..............................       183,018
 13,092    McAfee.com Corp.* ....................................       154,878
 10,100    NetIQ Corp.* .........................................       219,170
  5,600    Roxio, Inc.* .........................................        95,200
  1,500    Synopsys, Inc.* ......................................        70,650
 12,400    Systems & Computer Technology Corp.* .................       158,844
 12,200    Take-Two Interactive Software, Inc.* .................       227,286
                                                                    -----------
                                                                      1,953,829
                                                                    -----------
           DATA PROCESSING--2.2%
  4,200    Affiliated Computer Services, Inc.* ..................       205,422
  1,700    Cerner Corp.* ........................................        73,848
  8,100    Euronet Worldwide, Inc.* .............................       146,853
  5,200    FileNET Corp.* .......................................        85,228
  7,300    Kronos Inc.* .........................................       326,821
                                                                    -----------
                                                                        838,172
                                                                    -----------
           ELECTRICAL EQUIPMENT--0.8%
  5,500    Anixter International Inc.* ..........................       142,285
 12,600    General Cable Corp. ..................................       148,680
                                                                    -----------
                                                                        290,965
                                                                    -----------
           ELECTRONIC COMPONENTS & ACCESSORIES--2.8%
  4,000    Arrow Electronics, Inc.* .............................       107,200
 10,600    Benchmark Electronics, Inc.* .........................       279,840
  1,300    DSP Group, Inc.* .....................................        26,182
  8,790    Intermagnetics General Corp.* ........................       205,950
  1,400    Photon Dynamics, Inc.* ...............................        57,848
 26,600    Rambus Inc.* .........................................       182,210
  7,437    Wilson Greatbatch Technologies, Inc.* ................       192,172
                                                                    -----------
                                                                      1,051,402
                                                                    -----------
           ELECTRONIC MEASUREMENTS - INSTRUMENTS--2.3%
  7,600    FLIR Systems, Inc.* ..................................       414,428
 11,000    Itron, Inc.* .........................................       276,650
 11,200    Paxar Corp.* .........................................       183,120
                                                                    -----------
                                                                        874,198
                                                                    -----------
           ELECTRONICS - DEFENSE--0.1%
    900    Integrated Defense Technologies, Inc.* ...............        22,950
                                                                    -----------
           ENERGY--0.5%
 14,600    Headwaters Inc.* .....................................       196,808
                                                                    -----------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           ENGINEERING--0.2%
  2,600    URS Corp.* ...........................................   $    81,380
                                                                    -----------
           FINANCIAL SERVICES--2.1%
 21,000    American Home Mortgage Holdings, Inc. ................       256,620
 12,500    IndyMac Bancorp, Inc.* ...............................       307,250
 14,400    New Century Financial Corp. ..........................       228,240
                                                                    -----------
                                                                        792,110
                                                                    -----------
           FOOD & AGRICULTURE--3.8%
 13,700    Dole Food Company, Inc. ..............................       404,561
 16,400    Fresh Del Monte Produce Inc. .........................       286,180
  6,800    Nash-Finch Co. .......................................       194,616
  9,000    Performance Food Group Co.* ..........................       335,610
  3,100    Ralcorp Holdings, Inc.* ..............................        81,220
  3,200    Whole Foods Market, Inc.* ............................       142,240
                                                                    -----------
                                                                      1,444,427
                                                                    -----------
           HAZARDOUS WASTE MANAGEMENT--0.8%
  4,900    Stericycle, Inc.* ....................................       316,099
                                                                    -----------
           HEALTH CARE--0.6%
  2,600    Oxford Health Plans, Inc.* ...........................        94,510
 12,000    Sierra Health Services, Inc.* ........................       130,800
                                                                    -----------
                                                                        225,310
                                                                    -----------
           HOSPITALS--2.1%
  2,300    AmSurg Corp.* ........................................        57,270
 15,400    DaVita, Inc.* ........................................       344,190
  7,800    Pediatrix Medical Group, Inc.* .......................       301,470
  1,700    Tenet Healthcare Corp.* ..............................        98,175
                                                                    -----------
                                                                        801,105
                                                                    -----------
           HOTELS & MOTELS--0.3%
  5,600    Choice Hotels International, Inc.* ...................       117,040
                                                                    -----------
           INSURANCE - HEALTH & LIFE--0.7%
  7,600    AmerUs Group Co. .....................................       259,768
                                                                    -----------
           INTERNET CONTENT--0.2%
  5,300    Vastera, Inc.* .......................................        69,483
                                                                    -----------
           INTERNET SOFTWARE--0.3%
  7,600    Liberate Technologies, Inc.* .........................        56,316
 13,200    Raindance Communications, Inc.* ......................        40,260
                                                                    -----------
                                                                         96,576
                                                                    -----------
           INVESTMENT MANAGEMENT--0.1%
    400    Affiliated Managers Group, Inc.* .....................        26,652
                                                                    -----------
           LABORATORY ANALYTICAL INSTRUMENTS--0.2%
  2,200    Varian Inc.* .........................................        75,042
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           LEISURE & ENTERTAINMENT--4.5%
 10,450    Action Performance Companies, Inc.* ..................   $   424,792
  9,400    Argosy Gaming Co.* ...................................       323,830
  7,000    Boyd Gaming Corp.* ...................................        77,700
  8,827    Direct Focus, Inc.* ..................................       264,810
  6,900    GTECH Holdings Corp.* ................................       368,046
  4,000    International Speedway Corp., Class A ................       175,760
  1,300    Racing Champions Corp.* ..............................        19,838
  1,650    West Marine, Inc.* ...................................        34,980
                                                                    -----------
                                                                      1,689,756
                                                                    -----------
           MACHINERY--1.2%
 15,000    AGCO Corp.* ..........................................       336,900
 12,648    Global Power Equipment Group Inc.* ...................       126,986
                                                                    -----------
                                                                        463,886
                                                                    -----------
           MANUFACTURING--1.0%
  6,300    Albany International Corp., Class A ..................       169,596
  8,500    Shaw Group Inc. (The)* ...............................       206,465
                                                                    -----------
                                                                        376,061
                                                                    -----------
           MEDICAL INSTRUMENTS & SUPPLIES--8.9%
  6,100    American Medical Systems Holdings, Inc.* .............       127,124
  5,500    DIANON Systems, Inc.* ................................       340,175
 10,300    Fisher Scientific International Inc.* ................       298,700
  8,100    Henry Schein, Inc.* ..................................       348,381
  4,728    Laboratory Corp. of America Holdings* ................       385,237
  6,600    Mentor Corp. .........................................       217,800
 15,100    Merit Medical Systems, Inc.* .........................       237,372
 28,900    PSS World Medical, Inc.* .............................       258,655
  3,200    Quest Diagnostics Inc.* ..............................       226,912
  3,300    St. Jude Medical, Inc.* ..............................       258,390
 17,400    STERIS Corp.* ........................................       357,048
  7,200    Varian Medical Systems, Inc.* ........................       290,736
                                                                    -----------
                                                                      3,346,530
                                                                    -----------
           METALS--0.5%
 26,600    USEC Inc. ............................................       183,008
                                                                    -----------
           MULTIMEDIA/PUBLISHING--0.9%
  2,400    Cox Radio, Inc.* .....................................        60,456
  8,900    Journal Register Co.* ................................       172,660
  3,200    Westwood One, Inc.* ..................................       114,464
                                                                    -----------
                                                                        347,580
                                                                    -----------
           OIL & GAS EQUIPMENT & SERVICES--3.7%
  3,500    Global Industries, Ltd.* .............................        31,150
 31,000    Key Energy Services, Inc.* ...........................       284,580
  4,600    Kinder Morgan, Inc. ..................................       188,600

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           OIL & GAS EQUIPMENT & SERVICES--(CONTINUED)
  9,358    Oceaneering International, Inc.* .....................   $   255,006
 11,300    Seitel, Inc.* ........................................        98,310
 20,900    Tesoro Petroleum Corp.* ..............................       244,530
 20,700    Veritas DGC Inc.* ....................................       285,867
                                                                    -----------
                                                                      1,388,043
                                                                    -----------
           OIL & GAS FIELD EXPLORATION--0.4%
  7,200    XTO Energy, Inc. .....................................       135,648
                                                                    -----------
           PAPER & ALLIED PRODUCTS--0.2%
  7,200    Louisiana-Pacific Corp.* .............................        72,648
                                                                    -----------
           PHARMACEUTICALS--5.0%
  3,200    Barr Laboratories, Inc.* .............................       218,400
  7,300    Bradley Pharmaceuticals, Inc.* .......................       121,399
    700    D&K Healthcare Resources, Inc. .......................        37,856
 11,300    First Horizon Pharmaceutical Corp.* ..................       234,362
  2,300    Isis Pharmaceuticals, Inc.* ..........................        33,741
  3,581    King Pharmaceuticals, Inc.* ..........................       111,226
  4,700    Medicis Pharmaceutical Corp., Class A* ...............       263,153
  8,600    Mylan Laboratories Inc. ..............................       261,268
  9,900    Pharmaceutical Product Development,
             Inc.* ..............................................       308,484
 17,300    SICOR Inc.* ..........................................       276,800
                                                                    -----------
                                                                      1,866,689
                                                                    -----------
           RESIDENTIAL CONSTRUCTION--1.2%
  3,100    Lennar Corp. .........................................       171,151
  3,000    Ryland Group, Inc. (The) .............................       267,990
                                                                    -----------
                                                                        439,141
                                                                    -----------
           RESTAURANTS--0.8%
  5,000    Tricon Global Restaurants, Inc.* .....................       295,650
                                                                    -----------
           RETAIL - SPECIALTY--4.1%
    600    Advance Auto Parts, Inc.* ............................        26,880
    600    Best Buy Co., Inc.* ..................................        40,440
  2,400    Blockbuster Inc., Class A ............................        56,640
 14,600    Borders Group, Inc.* .................................       312,294
  2,800    Gymboree Corp. (The)* ................................        37,660
 17,600    Hollywood Entertainment Corp.* .......................       249,920
 29,500    PETsMART, Inc.* ......................................       315,355
 11,250    REX Stores Corp.* ....................................       167,625
  2,300    School Specialty, Inc.* ..............................        64,446
  2,800    Stage Stores, Inc.* ..................................        83,720
  4,900    Urban Outfitters, Inc.* ..............................       116,130
  1,600    Zale Corp.* ..........................................        69,968
                                                                    -----------
                                                                      1,541,078
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           SAVINGS & LOAN ASSOCIATIONS--3.0%
  2,700    Downey Financial Corp. ...............................   $   128,196
 11,800    Flagstar Bancorp, Inc. ...............................       278,480
  7,500    GreenPoint Financial Corp. ...........................       330,000
  3,630    Washington Federal, Inc. .............................        94,162
  8,400    Webster Financial Corp. ..............................       294,504
                                                                    -----------
                                                                      1,125,342
                                                                    -----------
           SCHOOLS--0.9%
  1,500    Corinthian Colleges, Inc.* ...........................        68,730
  7,750    University of Phoenix Online* ........................       284,270
                                                                    -----------
                                                                        353,000
                                                                    -----------
           SEMICONDUCTORS--9.6%
 14,900    Asyst Technologies, Inc.* ............................       250,022
  2,600    DuPont Photomasks, Inc.* .............................       111,748
  4,700    Elantec Semiconductor, Inc.* .........................       143,914
 16,000    ESS Technology, Inc.* ................................       333,440
 14,100    Intersil Corp., Class A* .............................       391,134
  4,800    KLA-Tencor Corp.* ....................................       277,968
 17,108    Kulicke and Soffa Industries, Inc.* ..................       301,443
 17,700    Lam Research Corp.* ..................................       383,028
  5,300    NVIDIA Corp.* ........................................       270,353
 23,600    Oak Technology, Inc.* ................................       331,580
  8,400    Photronics, Inc.* ....................................       242,676
  5,900    Semtech Corp.* .......................................       178,062
  6,000    Silicon Laboratories Inc.* ...........................       156,120
  7,100    Zoran Corp.* .........................................       256,381
                                                                    -----------
                                                                      3,627,869
                                                                    -----------
           SERVICES - EMPLOYMENT AGENCIES--0.7%
  1,200    MPS Group, Inc.* .....................................         7,908
 10,300    Right Management Consultants, Inc.* ..................       257,912
                                                                    -----------
                                                                        265,820
                                                                    -----------
           SERVICES - MANAGEMENT CONSULTING--0.6%
  2,700    Advisory Board Co. (The)* ............................        76,734
  2,100    Corporate Executive Board Co. (The)* .................        66,171
  2,908    FTI Consulting, Inc.* ................................        93,812
                                                                    -----------
                                                                        236,717
                                                                    -----------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--2.0%
 26,700    Arris Group Inc.* ....................................       226,416
  2,000    Commonwealth Telephone Enterprises,
             Inc.* ..............................................        75,360
 14,400    Dycom Industries, Inc.* ..............................       218,160
 20,400    Terayon Communication Systems, Inc.* .................       120,564
  5,050    UTStarcom, Inc.* .....................................       102,263
                                                                    -----------
                                                                        742,763
                                                                    -----------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           TOBACCO--0.4%
  7,700    Standard Commercial Corp. ............................   $   143,990
                                                                    -----------
           TRANSPORTATION--2.1%
 20,200    Airborne, Inc. .......................................       365,216
  6,700    Kirby Corp.* .........................................       204,015
 11,500    Knight Transportation, Inc.* .........................       236,900
                                                                    -----------
                                                                        806,131
                                                                    -----------
           UTILITIES--1.3%
 11,200    NorthWestern Corp. ...................................       246,960
  4,100    PNM Resources Inc. ...................................       110,454
  4,800    UGI Corp. ............................................       138,720
                                                                    -----------
                                                                        496,134
                                                                    -----------
           WHOLESALE - DISTRIBUTION--0.8%
  6,800    Tech Data Corp.* .....................................       311,440
                                                                    -----------
           Total Common Stocks
             (Cost $35,668,893) .................................    36,828,807
                                                                    -----------

  PRINCIPAL
AMOUNT (000'S)
--------------
           REPURCHASE AGREEMENT--3.0%
$ 1,134    Bear, Stearns & Co. Inc.
             (Agreement dated 02/28/02 to be
             repurchased at $1,134,269)
             1.90%, 03/01/02
             (Cost $1,134,210) (Note 6 ) ........................     1,134,210
                                                                    -----------
           Total Investments -- 100.6%
             (Cost $36,803,103) .................................    37,963,017
                                                                    -----------
           Liabilities in Excess of Other
             Assets -- (0.6)% ...................................      (245,061)
                                                                    -----------
           Net Assets -- 100.0% .................................   $37,717,956
                                                                    ===========

----------
*  Non-income producing.

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                  MID CAP FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMMON STOCKS--99.1%
           AEROSPACE & DEFENSE--1.5%
  3,900    Precision Castparts Corp. ............................   $   125,775
  4,100    United Technologies Corp. ............................       299,095
                                                                    -----------
                                                                        424,870
                                                                    -----------
           AIRLINES--1.2%
  7,900    AMR Corp.* ...........................................       206,190
  3,800    Delta Air Lines, Inc. ................................       131,100
                                                                    -----------
                                                                        337,290
                                                                    -----------
           AUTOMOBILE--1.1%
  5,800    General Motors Corp. .................................       307,284
                                                                    -----------
           AUTOMOBILE PARTS & EQUIPMENT--3.1%
 12,800    ArvinMeritor, Inc. ...................................       360,832
  2,400    BorgWarner, Inc. .....................................       144,360
  8,900    Lear Corp.* ..........................................       397,830
                                                                    -----------
                                                                        903,022
                                                                    -----------
           BANKS--6.4%
  1,800    Associated Banc-Corp .................................        65,988
  8,400    BB&T Corp. ...........................................       310,884
  7,800    Compass Bancshares, Inc. .............................       233,610
  8,300    Doral Financial Corp. ................................       285,022
  2,400    First Tennessee National Corp. .......................        82,800
 10,900    National City Corp. ..................................       310,868
  3,600    North Fork Bancorporation, Inc. ......................       124,488
  3,300    Regions Financial Corp. ..............................       107,250
  3,500    U.S. Bancorp .........................................        72,975
  8,300    Washington Mutual, Inc. ..............................       269,999
                                                                    -----------
                                                                      1,863,884
                                                                    -----------
           BUILDING SUPPLIES--0.3%
  2,100    Lafarge North America Inc. ...........................        86,814
                                                                    -----------
           CHEMICALS - BASIC--0.6%
  7,100    Lyondell Chemical Co. ................................       110,973
  1,000    Praxair, Inc. ........................................        57,900
                                                                    -----------
                                                                        168,873
                                                                    -----------
           CHEMICALS - SPECIALTY--1.6%
  3,700    Ashland Inc. .........................................       160,543
  1,600    Cabot Microelectronics* ..............................        88,064
  8,600    Sherwin-Williams Co. (The) ...........................       227,212
                                                                    -----------
                                                                        475,819
                                                                    -----------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMMERCIAL SERVICES--1.5%
  4,500    Quintiles Transnational Corp.* .......................   $    74,745
  4,400    Sabre Holdings Corp.* ................................       193,644
  7,200    Viad Corp. ...........................................       179,280
                                                                    -----------
                                                                        447,669
                                                                    -----------
           COMPUTER COMPONENTS--0.3%
  4,500    Hewlett-Packard Co. ..................................        90,540
                                                                    -----------
           COMPUTER NETWORKING PRODUCTS--1.5%
 10,100    Adaptec, Inc.* .......................................       115,140
  4,100    Emulex Corp.* ........................................       133,086
  3,600    Internet Security Systems, Inc.* .....................        85,356
  1,600    Juniper Networks, Inc.* ..............................        14,912
  5,300    Storage Technology Corp.* ............................       101,760
                                                                    -----------
                                                                        450,254
                                                                    -----------
           COMPUTER SOFTWARE--3.7%
  3,009    Activision, Inc.* ....................................        85,937
  1,300    Autodesk, Inc. .......................................        57,421
  7,900    Computer Associates International, Inc. ..............       128,612
  3,500    Intuit Inc.* .........................................       132,615
  7,600    McAfee.com Corp.* ....................................        89,908
 10,300    NetIQ Corp.* .........................................       223,510
 12,500    Network Associates, Inc.* ............................       296,500
  1,500    Synopsys, Inc.* ......................................        70,650
                                                                    -----------
                                                                      1,085,153
                                                                    -----------
           CONSUMER PRODUCTS--2.8%
  3,000    Black & Decker Corp. (The) ...........................       145,500
  9,500    Energizer Holdings, Inc.* ............................       207,385
  5,400    Fortune Brands, Inc. .................................       245,700
  3,000    Whirlpool Corp. ......................................       225,300
                                                                    -----------
                                                                        823,885
                                                                    -----------
           DATA PROCESSING--0.9%
  2,800    Electronic Data Systems Corp. ........................       165,284
  1,200    First Data Corp. .....................................        97,824
                                                                    -----------
                                                                        263,108
                                                                    -----------
           ELECTRONIC COMPONENTS & ACCESSORIES--0.7%
 20,200    Conexant Systems, Inc.* ..............................       206,848
                                                                    -----------
           FINANCIAL SERVICES--1.8%
  4,900    Household International, Inc. ........................       252,350
  8,500    IndyMac Bancorp, Inc.* ...............................       208,930
  1,500    Moody's Corp. ........................................        55,500
                                                                    -----------
                                                                        516,780
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                  MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           FOOD & AGRICULTURE--4.0%
 11,900    Dole Food Company, Inc. ..............................   $   351,407
  5,000    Kellogg Co. ..........................................       172,750
  8,900    Sara Lee Corp. .......................................       186,188
 36,100    Tyson Foods, Inc., Class A ...........................       468,939
                                                                    -----------
                                                                      1,179,284
                                                                    -----------
           HEALTH CARE--2.6%
  1,300    Anthem, Inc.* ........................................        75,530
 17,200    Health Net Inc.* .....................................       416,928
  2,300    Oxford Health Plans, Inc.* ...........................        83,605
  2,600    UnitedHealth Group Inc. ..............................       188,474
                                                                    -----------
                                                                        764,537
                                                                    -----------
           HOSPITALS--0.2%
  2,000    DaVita, Inc.* ........................................        44,700
                                                                    -----------
           INSURANCE - HEALTH & LIFE--1.7%
  8,200    AmerUs Group Co. .....................................       280,276
  6,800    MetLife, Inc. ........................................       216,784
                                                                    -----------
                                                                        497,060
                                                                    -----------
           INSURANCE - PROPERTY & CASUALTY--1.9%
  3,900    American Financial Group, Inc. .......................       102,648
 14,500    Old Republic International Corp. .....................       463,420
                                                                    -----------
                                                                        566,068
                                                                    -----------
           INVESTMENT MANAGEMENT--0.4%
    400    Affiliated Managers Group, Inc.* .....................        26,652
  2,100    BlackRock, Inc.* .....................................        93,450
                                                                    -----------
                                                                        120,102
                                                                    -----------
           LEISURE & ENTERTAINMENT--3.4%
  3,900    Carnival Corp. .......................................       106,431
  5,100    GTECH Holdings Corp.* ................................       272,034
  1,300    Harley-Davidson, Inc. ................................        66,638
  4,900    International Speedway Corp., Class A ................       215,306
  4,100    Polaris Industries Inc. ..............................       228,862
  6,000    Royal Caribbean Cruises Ltd. .........................       110,880
                                                                    -----------
                                                                      1,000,151
                                                                    -----------
           MACHINERY--0.6%
  7,300    AGCO Corp.* ..........................................       163,958
                                                                    -----------
           MANUFACTURING--0.4%
  3,200    Pentair, Inc. ........................................       124,800
                                                                    -----------
           MEDICAL INSTRUMENTS & SUPPLIES--5.4%
  4,300    Becton, Dickinson & Co. ..............................       157,767
  2,550    DENTSPLY International Inc. ..........................        84,583

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           MEDICAL INSTRUMENTS & SUPPLIES--(CONTINUED)
  7,900    Henry Schein, Inc.* ..................................   $   339,779
  6,300    Hillenbrand Industries, Inc. .........................       377,937
  3,600    Laboratory Corp. of America Holdings* ................       293,328
  1,100    St. Jude Medical, Inc.* ..............................        86,130
  3,900    Stryker Corp. ........................................       239,850
                                                                    -----------
                                                                      1,579,374
                                                                    -----------
           MULTIMEDIA/PUBLISHING--0.8%
  1,500    Media General, Inc., Class A .........................        85,080
  4,000    Westwood One, Inc.* ..................................       143,080
                                                                    -----------
                                                                        228,160
                                                                    -----------
           OFFICE & BUSINESS EQUIPMENT--0.8%
  5,800    Pitney Bowes Inc. ....................................       241,976
                                                                    -----------
           OIL & GAS EQUIPMENT & SERVICES--2.1%
  3,500    Kinder Morgan, Inc. ..................................       143,500
  4,600    Questar Corp. ........................................       102,718
  9,100    Tidewater Inc. .......................................       354,718
                                                                    -----------
                                                                        600,936
                                                                    -----------
           OIL & GAS FIELD EXPLORATION--3.7%
  4,900    Amerada Hess Corp. ...................................       339,423
  7,800    Devon Energy Corp. ...................................       340,704
 10,500    Marathon Oil Corp. ...................................       288,750
  5,600    XTO Energy, Inc. .....................................       105,504
                                                                    -----------
                                                                      1,074,381
                                                                    -----------
           OIL REFINING--0.9%
  3,000    Sunoco, Inc. .........................................       115,560
  3,300    Valero Energy Corp. ..................................       141,339
                                                                    -----------
                                                                        256,899
                                                                    -----------
           PAPER & ALLIED PRODUCTS--0.7%
  8,500    Georgia-Pacific Corp. ................................       218,025
                                                                    -----------
           PHARMACEUTICALS--3.3%
  4,300    Barr Laboratories, Inc.* .............................       293,475
  1,466    King Pharmaceuticals, Inc.* ..........................        45,534
  1,400    Medicis Pharmaceutical Corp., Class A* ...............        78,386
 13,200    Mylan Laboratories Inc. ..............................       401,016
  4,700    Pharmaceutical Product Development,
             Inc.* ..............................................       146,452
                                                                    -----------
                                                                        964,863
                                                                    -----------
           PHOTOGRAPHIC EQUIPMENT--0.6%
  5,200    Eastman Kodak Co. ....................................       163,800
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                  MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           RESIDENTIAL CONSTRUCTION--1.5%
  2,900    KB HOME ..............................................   $   126,585
  3,200    Lennar Corp. .........................................       176,672
    500    NVR, Inc.* ...........................................       146,125
                                                                    -----------
                                                                        449,382
                                                                    -----------
           RESTAURANTS--1.0%
  2,300    CBRL Group, Inc. .....................................        70,587
  3,500    Tricon Global Restaurants, Inc.* .....................       206,955
                                                                    -----------
                                                                        277,542
                                                                    -----------
           RETAIL - AUTOMOBILES--0.5%
  2,300    AutoZone, Inc.* ......................................       152,628
                                                                    -----------
           RETAIL - DEPARTMENT STORES--2.1%
 15,300    Dillard's, Inc., Class A .............................       307,530
  5,600    Sears, Roebuck and Co. ...............................       294,448
                                                                    -----------
                                                                        601,978
                                                                    -----------
           RETAIL - SPECIALTY--1.7%
 14,400    Borders Group, Inc.* .................................       308,016
  9,200    Office Depot, Inc.* ..................................       174,892
    100    PETCO Animal Supplies, Inc.* .........................         2,025
                                                                    -----------
                                                                        484,933
                                                                    -----------
           SAVINGS & LOAN ASSOCIATIONS--7.8%
 15,900    Banknorth Group, Inc. ................................       397,341
 10,545    Charter One Financial, Inc. ..........................       321,201
 14,800    Golden State Bancorp Inc. ............................       451,104
 10,300    GreenPoint Financial Corp. ...........................       453,200
  1,000    New York Community Bancorp, Inc. .....................        29,340
  9,520    Washington Federal, Inc. .............................       246,949
 10,200    Webster Financial Corp. ..............................       357,612
                                                                    -----------
                                                                      2,256,747
                                                                    -----------
           SEMICONDUCTORS--5.8%
 12,200    Advanced Micro Devices, Inc.* ........................       164,700
  8,500    Broadcom Corp., Class A* .............................       260,525
 10,300    Intersil Corp., Class A* .............................       285,722
  2,400    KLA-Tencor Corp.* ....................................       138,984
  8,700    Lam Research Corp.* ..................................       188,268
  5,500    LSI Logic Corp.* .....................................        82,445
  7,000    Micron Technology, Inc.* .............................       225,050
  3,200    NVIDIA Corp.* ........................................       163,232
  5,700    Semtech Corp.* .......................................       172,026
                                                                    -----------
                                                                      1,680,952
                                                                    -----------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           SERVICES - MANAGEMENT CONSULTING--1.0%
 11,200    Accenture Ltd.* ......................................   $   293,328
                                                                    -----------
           STEEL--0.5%
  8,000    United States Steel Corp. ............................       141,760
                                                                    -----------
           TELECOMMUNICATIONS--0.9%
 12,200    PanAmSat Corp.* ......................................       262,422
                                                                    -----------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--0.9%
 10,100    EchoStar Communications Corp., Class A* ..............       263,812
                                                                    -----------
           TOBACCO--1.6%
  6,900    R.J. Reynolds Tobacco Holdings, Inc. .................       452,985
                                                                    -----------
           TRANSPORTATION--1.7%
  6,200    Burlington Northern Santa Fe Corp. ...................       179,924
  5,200    Union Pacific Corp. ..................................       315,484
                                                                    -----------
                                                                        495,408
                                                                    -----------
           UTILITIES--7.2%
  3,400    Allegheny Energy, Inc. ...............................       117,538
  4,100    Energy East Corp. ....................................        80,032
  8,400    Great Plains Energy Inc. .............................       214,452
  4,400    KeySpan Corp. ........................................       141,020
  3,500    ONEOK, Inc. ..........................................        63,840
 12,900    Potomac Electric Power Co. ...........................       283,284
  3,500    PPL Corp. ............................................       114,135
  3,400    SCANA Corp. ..........................................        94,350
  7,700    Sempra Energy ........................................       171,864
 13,100    Sierra Pacific Resources .............................       211,565
  8,700    UtiliCorp United Inc. ................................       191,748
 16,900    Wisconsin Energy Corp. ...............................       408,473
                                                                    -----------
                                                                      2,092,301
                                                                    -----------
           WHOLESALE - DISTRIBUTION--1.3%
  8,300    Tech Data Corp.* .....................................       380,140
                                                                    -----------
           WHOLESALE - GROCERIES & GENERAL LINE--1.1%
 12,300    SUPERVALU INC ........................................       319,185
                                                                    -----------
           Total Common Stocks
             (Cost $27,457,317) .................................    28,846,670
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                  MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
  PRINCIPAL                                                            VALUE
AMOUNT (000'S)                                                       (NOTE 1)
-------------------------------------------------------------------------------
           REPURCHASE AGREEMENT--0.3%
$   100    Bear, Stearns & Co. Inc.
             (Agreement dated 02/28/02 to be
             repurchased at $99,989)
             1.90%, 03/01/02
             (Cost $99,983) (Note 6) ............................   $    99,983
                                                                    -----------
           Total Investments -- 99.4%
             (Cost $27,557,300) .................................    28,946,653
                                                                    -----------
           Other Assets in Excess of
             Liabilities -- 0.6% ................................       161,111
                                                                    -----------
           Net Assets -- 100.0% .................................   $29,107,764
                                                                    ===========
----------
 * Non-income producing.

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMMON STOCKS--93.9%
           AEROSPACE & DEFENSE--1.2%
 12,000    BE Aerospace, Inc.* ..................................  $     91,777
 13,700    Moog Inc., Class A* ..................................       393,190
 21,700    Precision Castparts Corp. ............................       699,825
                                                                   ------------
                                                                      1,184,792
                                                                   ------------
           APPAREL--0.5%
 34,400    Tommy Hilfiger Corp.* ................................       450,984
                                                                   ------------
           AUTOMOBILE PARTS & EQUIPMENT--4.7%
 48,400    ArvinMeritor, Inc. ...................................     1,364,396
 18,000    BorgWarner, Inc. .....................................     1,082,700
 35,000    Dura Automotive Systems, Inc.* .......................       437,500
 11,500    Group 1 Automotive, Inc.* ............................       431,595
 23,300    Sonic Automotive, Inc.* ..............................       612,324
 57,800    Tower Automotive, Inc.* ..............................       664,700
                                                                   ------------
                                                                      4,593,215
                                                                   ------------
           BANKS--4.7%
 32,800    Doral Financial Corp. ................................     1,126,352
  6,000    F.N.B. Corp. .........................................       174,120
 29,300    First BanCorp ........................................       817,470
 25,000    Greater Bay Bancorp ..................................       796,250
 18,400    LandAmerica Financial Group, Inc. ....................       551,448
 12,000    Local Financial Corp.* ...............................       186,360
 35,000    R&G Financial Corp., Class B .........................       735,000
 10,000    Republic Bancorp Inc. ................................       124,000
                                                                   ------------
                                                                      4,511,000
                                                                   ------------
           BUILDING SUPPLIES--1.5%
  7,500    Associated Materials Inc. ............................       336,750
 10,100    Building Materials Holding Corp.* ....................       155,540
 71,000    Lennox International Inc. ............................       809,400
  5,000    Universal Forest Products, Inc. ......................       113,750
                                                                   ------------
                                                                      1,415,440
                                                                   ------------
           CHEMICALS - BASIC--0.1%
 10,000    Solutia Inc. .........................................        68,000
                                                                   ------------
           CHEMICALS - SPECIALTY--1.2%
  5,500    Octel Corp.* .........................................        98,725
 26,000    PolyOne Corp. ........................................       260,000
 24,600    RPM, Inc. ............................................       410,820
  4,000    TETRA Technologies, Inc.* ............................        99,040
 22,500    Wellman, Inc. ........................................       328,500
                                                                   ------------
                                                                      1,197,085
                                                                   ------------
           COMMERCIAL CONSTRUCTION--0.2%
 10,000    NCI Building Systems, Inc.* ..........................       211,300
                                                                   ------------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           COMMERCIAL SERVICES--0.8%
 11,000    Quintiles Transnational Corp.* .......................  $    182,710
 13,000    Rent-A-Center, Inc.* .................................       556,920
                                                                   ------------
                                                                        739,630
                                                                   ------------
           COMPUTER COMPONENTS--0.8%
 27,000    Hutchinson Technology Inc.* ..........................       573,750
 24,000    Maxtor Corp.* ........................................       171,600
                                                                   ------------
                                                                        745,350
                                                                   ------------
           COMPUTER NETWORKING PRODUCTS--0.5%
 42,700    Adaptec, Inc.* .......................................       486,780
                                                                   ------------
           COMPUTER PERIPHERALS--0.1%
 11,000    Pinnacle Systems, Inc.* ..............................        87,780
                                                                   ------------
           COMPUTER SERVICES--0.1%
  1,500    CACI International Inc., Class A* ....................        50,925
                                                                   ------------
           COMPUTER SOFTWARE--1.4%
  6,000    Hyperion Solutions Corp.* ............................       129,360
 17,800    Midway Games Inc.* ...................................       208,438
  3,500    NetIQ Corp.* .........................................        75,950
 34,600    Roxio, Inc.* .........................................       588,200
    300    SPSS Inc .* ..........................................         5,265
 19,000    Take-Two Interactive Software, Inc.* .................       353,970
                                                                   ------------
                                                                      1,361,183
                                                                   ------------
           CONSUMER PRODUCTS--1.4%
 43,000    Owens-Illinois, Inc.* ................................       631,240
 39,000    Playtex Products, Inc.* ..............................       380,250
  6,500    Scotts Co. (The), Class A* ...........................       305,565
                                                                   ------------
                                                                      1,317,055
                                                                   ------------
           DATA PROCESSING--0.3%
 31,000    QuadraMed Corp.* .....................................       277,450
                                                                   ------------
           ELECTRICAL EQUIPMENT--1.8%
 25,500    A.O. Smith Corp. .....................................       585,225
 94,800    General Cable Corp. ..................................     1,118,640
                                                                   ------------
                                                                      1,703,865
                                                                   ------------
           ELECTRONIC COMPONENTS & ACCESSORIES--1.9%
 20,700    Intermagnetics General Corp.* ........................       485,001
 55,200    Methode Electronics, Inc., Class A ...................       499,560
 16,600    Rogers Corp.* ........................................       514,600
 12,200    Wilson Greatbatch Technologies, Inc.* ................       315,248
                                                                   ------------
                                                                      1,814,409
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           ELECTRONIC MEASUREMENTS - INSTRUMENTS--0.7%
  3,500    Checkpoint Systems, Inc.* ............................  $     49,000
 41,300    Paxar Corp.* .........................................       675,255
                                                                   ------------
                                                                        724,255
                                                                   ------------
           ELECTRONICS - DEFENSE--0.1%
  1,000    Engineered Support Systems, Inc. .....................        40,000
  2,100    Integrated Defense Technologies, Inc.* ...............        53,550
                                                                   ------------
                                                                         93,550
                                                                   ------------
           ENGINEERING--0.6%
 19,000    URS Corp.* ...........................................       594,700
                                                                   ------------
           FINANCIAL SERVICES--3.1%
 88,500    American Home Mortgage Holdings, Inc. ................     1,081,470
 31,700    IndyMac Bancorp, Inc.* ...............................       779,186
 75,000    New Century Financial Corp. ..........................     1,188,750
                                                                   ------------
                                                                      3,049,406
                                                                   ------------
           FOOD & AGRICULTURE--4.5%
  4,000    Dean Foods Co.* ......................................       286,680
 46,100    Del Monte Foods Co.* .................................       387,240
 45,600    Dole Food Company, Inc. ..............................     1,346,568
 63,000    Fresh Del Monte Produce Inc. .........................     1,099,350
 25,700    Nash-Finch Co. .......................................       735,534
 19,500    Sanderson Farms, Inc. ................................       499,005
                                                                   ------------
                                                                      4,354,377
                                                                   ------------
           HEALTH CARE--0.4%
  4,000    AMERIGROUP Corp.* ....................................        93,600
 18,000    Centene Corp.* .......................................       337,500
                                                                   ------------
                                                                        431,100
                                                                   ------------
           HOSPITALS--0.2%
  4,000    Pediatrix Medical Group, Inc.* .......................       154,600
                                                                   ------------
           HOTELS & MOTELS--0.6%
 27,000    Choice Hotels International, Inc.* ...................       564,300
                                                                   ------------
           INSURANCE - HEALTH & LIFE--1.9%
 37,900    AmerUs Group Co. .....................................     1,295,422
  9,400    StanCorp Financial Group, Inc. .......................       506,190
                                                                   ------------
                                                                      1,801,612
                                                                   ------------
           INSURANCE - PROPERTY & CASUALTY--4.9%
 42,500    American Financial Group, Inc. .......................     1,118,600
 23,800    Commerce Group, Inc. (The) ...........................       885,122
 56,400    Fremont General Corp. ................................       297,792
 34,500    Ohio Casualty Corp.* .................................       646,530

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           INSURANCE - PROPERTY & CASUALTY--(CONTINUED)
  8,000    PMA Capital Corp., Class A ...........................  $    163,200
  2,100    RLI Corp. ............................................       103,950
 33,800    Stewart Information Services Corp.* ..................       574,600
 18,200    W. R. Berkley Corp. ..................................       991,900
                                                                   ------------
                                                                      4,781,694
                                                                   ------------
           INTERNET CONTENT--0.0%
  2,000    FreeMarkets, Inc.* ...................................        38,880
                                                                   ------------
           INTERNET SOFTWARE--0.1%
 10,000    Liberate Technologies, Inc.* .........................        74,100
                                                                   ------------
           INVESTMENT MANAGEMENT--0.6%
  8,900    Affiliated Managers Group, Inc.* .....................       593,007
                                                                   ------------
           LEISURE & ENTERTAINMENT--3.6%
  1,200    Action Performance Companies, Inc.* ..................        48,780
 17,000    Argosy Gaming Co.* ...................................       585,650
 14,000    Aztar Corp.* .........................................       321,300
  8,000    Boyd Gaming Corp.* ...................................        88,800
  7,000    Department 56, Inc.* .................................        90,300
 10,700    GTECH Holdings Corp.* ................................       570,738
 19,700    Polaris Industries Inc. ..............................     1,099,654
 33,000    Racing Champions Corp.* ..............................       503,580
 10,000    West Marine, Inc.* ...................................       212,000
                                                                   ------------
                                                                      3,520,802
                                                                   ------------
           MACHINERY--1.7%
 48,700    AGCO Corp.* ..........................................     1,093,802
 16,000    Manitowoc Company, Inc. (The) ........................       579,200
                                                                   ------------
                                                                      1,673,002
                                                                   ------------
           MANUFACTURING--4.8%
 16,000    Actuant Corp., Class A* ..............................       632,160
 28,200    Albany International Corp., Class A ..................       759,144
 11,400    Griffon Corp.* .......................................       214,890
 12,000    La-Z-Boy Inc. ........................................       322,800
  9,300    Pentair, Inc. ........................................       362,700
  3,000    Tecumseh Products Co., Class A .......................       150,600
 95,134    Walter Industries, Inc. ..............................     1,102,603
 18,900    Woodward Governor Co. ................................     1,092,609
                                                                   ------------
                                                                      4,637,506
                                                                   ------------
           MEDICAL INSTRUMENTS & SUPPLIES--3.3%
 17,000    Alliance Imaging, Inc.* ..............................       195,840
 32,000    CONMED Corp.* ........................................       659,520
 16,800    Fisher Scientific International Inc.* ................       487,200
  9,600    Henry Schein, Inc.* ..................................       412,896

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           MEDICAL INSTRUMENTS & SUPPLIES--(CONTINUED)
 20,300    Landauer, Inc. .......................................  $    755,160
  9,500    Mentor Corp. .........................................       313,500
 10,000    Respironics, Inc.* ...................................       294,000
  2,000    STERIS Corp.* ........................................        41,040
                                                                   ------------
                                                                      3,159,156
                                                                   ------------
           METALS--1.9%
 16,100    Century Aluminum Co. .................................       179,354
 32,700    Quanex Corp. .........................................       974,460
103,000    USEC Inc. ............................................       708,640
                                                                   ------------
                                                                      1,862,454
                                                                   ------------
           MULTIMEDIA/PUBLISHING--1.8%
 26,000    Journal Register Co.* ................................       504,400
 21,000    Media General, Inc., Class A .........................     1,191,120
                                                                   ------------
                                                                      1,695,520
                                                                   ------------
           OFFICE & BUSINESS EQUIPMENT--0.1%
  7,400    IKON Office Solutions, Inc. ..........................        99,160
                                                                   ------------
           OIL & GAS EQUIPMENT & SERVICES--0.5%
 19,900    Tesoro Petroleum Corp.* ..............................       232,830
 20,000    Veritas DGC Inc.* ....................................       276,200
                                                                   ------------
                                                                        509,030
                                                                   ------------
           OIL & GAS FIELD EXPLORATION--0.6%
  8,000    Newfield Exploration Co.* ............................       290,320
 11,900    Nuevo Energy Co.* ....................................       164,220
  5,000    Patina Oil & Gas Corp. ...............................       136,000
                                                                   ------------
                                                                        590,540
                                                                   ------------
           OIL REFINING--0.2%
  8,700    Holly Corp. ..........................................       163,560
                                                                   ------------
           PACKAGING--0.5%
 16,200    Silgan Holdings Inc.* ................................       497,988
                                                                   ------------
           PAPER & ALLIED PRODUCTS--2.1%
 55,000    Louisiana-Pacific Corp.* .............................       554,950
 24,800    Pope & Talbot, Inc. ..................................       372,000
 52,900    Rock-Tenn Co., Class A ...............................     1,030,492
  2,500    Schweitzer-Mauduit International, Inc. ...............        56,875
                                                                   ------------
                                                                      2,014,317
                                                                   ------------
           PRINTING--1.3%
 14,300    Banta Corp. ..........................................       477,334
  5,800    John H. Harland Co. ..................................       155,556
 34,700    Wallace Computer Services, Inc. ......................       648,196
                                                                   ------------
                                                                      1,281,086
                                                                   ------------

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           REAL ESTATE MANAGEMENT--0.1%
  6,000    W. P. Carey & Co. LLC ................................  $    138,300
                                                                   ------------
           RESIDENTIAL CONSTRUCTION--2.8%
 10,400    Hovnanian Enterprises, Inc., Class A* ................       273,520
 13,800    M/I Schottenstein Homes, Inc. ........................       807,024
    800    NVR, Inc.* ...........................................       233,800
 15,500    Ryland Group, Inc. (The) .............................     1,384,615
                                                                   ------------
                                                                      2,698,959
                                                                   ------------
           RESTAURANTS--0.9%
  2,550    Applebee's International, Inc. .......................        92,004
  6,000    Bob Evans Farms, Inc. ................................       166,380
 16,000    CBRL Group, Inc. .....................................       491,040
  7,000    Lone Star Steakhouse & Saloon, Inc. ..................       138,040
                                                                   ------------
                                                                        887,464
                                                                   ------------
           RETAIL - DEPARTMENT STORES--0.6%
 30,800    Dillard's, Inc., Class A .............................       619,080
                                                                   ------------
           RETAIL - SPECIALTY--5.2%
 24,200    Borders Group, Inc.* .................................       517,638
 11,400    Brown Shoe Co., Inc. .................................       197,220
  4,700    Furniture Brands International, Inc.* ................       179,305
 14,100    Gart Sports Co.* .....................................       368,010
 25,100    Hollywood Entertainment Corp.* .......................       356,420
 21,900    Jo-Ann Stores, Inc., Class A* ........................       303,315
  4,700    Michaels Stores, Inc.* ...............................       140,060
 10,000    PETsMART, Inc.* ......................................       106,900
 40,900    Pier 1 Imports, Inc. .................................       816,773
 34,850    REX Stores Corp.* ....................................       519,265
 14,200    Shoe Carnival, Inc.* .................................       223,650
 12,600    Stage Stores, Inc.* ..................................       376,740
  5,700    Tractor Supply Co.* ..................................       246,867
  7,000    World Fuel Services Corp. ............................       115,500
 12,000    Zale Corp.* ..........................................       524,760
                                                                   ------------
                                                                      4,992,423
                                                                   ------------
           SAVINGS & LOAN ASSOCIATIONS--8.8%
 28,800    American Captial Strategies, Ltd. ....................       824,256
 13,200    Astoria Financial Corp. ..............................       393,492
  4,100    Dime Bancorp, Inc., Litigation Tracking
             Warrants* ..........................................           328
 36,300    Dime Community Bancshares ............................     1,063,590
 17,100    Downey Financial Corp. ...............................       811,908
  5,500    FirstFed Financial Corp.* ............................       145,200
 46,950    Flagstar Bancorp, Inc. ...............................     1,108,020
 22,700    MAF Bancorp, Inc. ....................................       726,173
 23,900    PFF Bancorp, Inc. ....................................       694,295
  2,600    Roslyn Bancorp, Inc. .................................        52,208

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                              (NOTE 1)
-------------------------------------------------------------------------------
           SAVINGS & LOAN ASSOCIATIONS--(CONTINUED)
 19,000    Trustmark Corp. ......................................  $    463,980
 43,660    Washington Federal, Inc. .............................     1,132,541
 31,500    Webster Financial Corp. ..............................     1,104,390
                                                                   ------------
                                                                      8,520,381
                                                                   ------------
           SEMICONDUCTORS--1.0%
 36,100    ESS Technology, Inc.* ................................       752,324
  5,000    Kulicke and Soffa Industries, Inc.* ..................        88,100
  3,000    Zoran Corp.* .........................................       108,330
                                                                   ------------
                                                                        948,754
                                                                   ------------
           SERVICES - EMPLOYMENT AGENCIES--0.6%
 22,700    Right Management Consultants, Inc.* ..................       568,408
                                                                   ------------
           STEEL--0.5%
 47,900    Ryerson Tull, Inc. ...................................       513,009
                                                                   ------------
           TELECOMMUNICATIONS EQUIPMENT & SERVICES--1.2%
 14,000    Advanced Fibre Communications, Inc.* .................       227,500
 38,300    Arris Group Inc.* ....................................       324,784
  8,300    Commonwealth Telephone Enterprises,
             Inc.* ..............................................       312,744
  9,300    Dycom Industries, Inc.* ..............................       140,895
  3,000    Harmonic Inc.* .......................................        31,920
 14,500    Terayon Communication Systems, Inc.* .................        85,695
                                                                   ------------
                                                                      1,123,538
                                                                   ------------
           TOBACCO--0.7%
 37,800    Standard Commercial Corp. ............................       706,860
                                                                   ------------
           TRANSPORTATION--2.4%
 50,000    Airborne, Inc. .......................................       904,000
  8,500    Genesee & Wyoming Inc., Class A* .....................       263,500
 22,900    Kirby Corp.* .........................................       697,305
 17,300    Ryder System, Inc. ...................................       486,130
                                                                   ------------
                                                                      2,350,935
                                                                   ------------
           UTILITIES--5.8%
 23,400    Great Plains Energy Inc. .............................       597,402
 42,300    NorthWestern Corp. ...................................       932,715
 23,600    NUI Corp. ............................................       535,956
 19,000    ONEOK, Inc. ..........................................       346,560
 40,800    PNM Resources Inc. ...................................     1,099,152
 60,900    Sierra Pacific Resources .............................       983,535
 38,800    UGI Corp. ............................................     1,121,320
                                                                   ------------
                                                                      5,616,640
                                                                   ------------
           Total Common Stocks
             (Cost $82,857,460) .................................    90,860,696
                                                                   ------------

-------------------------------------------------------------------------------
  PRINCIPAL                                                            VALUE
AMOUNT (000'S)                                                       (NOTE 1)
-------------------------------------------------------------------------------
           REPURCHASE AGREEMENT--14.5%
$14,027    Bear, Stearns & Co. Inc. .............................
             (Agreement dated 02/28/02 to be
             repurchased at $14,027,576)
             1.90%, 03/01/02
             (Cost $14,026,835) (Note 6) ........................  $ 14,026,835
                                                                   ------------
           Total Investments -- 108.4%
             (Cost $96,884,295) .................................   104,887,531
                                                                   ------------
           Liabilities in Excess of Other
             Assets -- (8.4)% ...................................    (8,096,524)
                                                                   ------------
           Net Assets -- 100.0% .................................  $ 96,791,007
                                                                   ============
----------
* Non-income producing.

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                      STATEMENTS OF ASSETS AND LIABILITIES
                          FEBRUARY 28, 2002 (UNAUDITED)

                                                          MICRO CAP            GROWTH           MID CAP       SMALL CAP VALUE
                                                            FUND                FUND             FUND               FUND
                                                         ------------       ------------      -----------     ---------------
ASSETS
   Investments, at value (Cost - $99,081,619,
      $36,803,103, $27,557,300, $96,884,295,
      respectively) ...................................  $107,060,040       $ 37,963,017      $28,946,653       $104,887,531
   Receivable for investments sold ....................     4,366,807          1,703,377        1,199,359          2,807,797
   Repurchase agreements in connection with
      securities lending (Note 5) .....................     1,783,620            737,707          183,830          1,320,714
   Receivable for Fund shares sold ....................         5,833                 --               --          3,491,080
   Dividends and interest receivable ..................        36,773             22,420           49,561            130,211
   Receivable from investment adviser .................            --                 --              586                 --
   Prepaid expenses and other assets ..................         8,671              4,145            7,170              7,485
                                                         ------------       ------------      -----------       ------------
      Total assets ....................................   113,261,744         40,430,666       30,387,159        112,644,818
                                                         ------------       ------------      -----------       ------------
LIABILITIES
   Payable for investments purchased ..................     4,150,214          1,848,042        1,068,265         14,421,633
   Payable upon return of securities loaned (Note 5) ..     1,783,620            737,707          183,830          1,320,714
   Investment advisory fee payable ....................        64,205             16,766               --             72,797
   Payable for Fund shares redeemed ...................            --             67,864               --             15,092
   Accrued expenses and other liabilities .............        39,892             42,331           27,300             23,575
                                                         ------------       ------------      -----------       ------------
      Total liabilities ...............................     6,037,931          2,712,710        1,279,395         15,853,811
                                                         ------------       ------------      -----------       ------------
NET ASSETS
   Capital stock, $0.001 par value ....................         8,305              3,604            2,160              5,725
   Additional paid-in capital .........................   108,922,779         49,345,121       33,224,151         86,269,417
   Undistributed net investment income/(loss) .........      (419,914)          (100,066)         106,594            (15,477)
   Accumulated net realized gain/(loss) from
      investments .....................................    (9,265,778)       (12,690,617)      (5,614,494)         2,528,106
   Net unrealized appreciation on investments .........     7,978,421          1,159,914        1,389,353          8,003,236
                                                         ------------       ------------      -----------       ------------
   Net assets applicable to shares outstanding ........  $107,223,813       $ 37,717,956      $29,107,764       $ 96,791,007
                                                         ============       ============      ===========       ============
Shares outstanding ....................................     8,304,583          3,603,984        2,159,404          5,724,337
                                                         ------------       ------------      -----------       ------------
Net asset value, offering and redemption price
   per share ..........................................        $12.91             $10.47           $13.48             $16.91
                                                               ======             ======           ======             ======

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                            STATEMENTS OF OPERATIONS
             FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

                                                                  MICRO CAP          GROWTH            MID CAP       SMALL CAP VALUE
                                                                     FUND             FUND              FUND               FUND
                                                                 -----------        ---------        ----------      ---------------
INVESTMENT INCOME
   Dividends* ............................................       $   162,504        $  64,193        $  215,901         $  387,017
   Interest ..............................................            43,632            8,712             8,690             20,436
   Securities lending ....................................            21,683            6,805             2,464              4,788
                                                                 -----------        ---------        ----------         ----------
      Total investment income ............................           227,819           79,710           227,055            412,241
                                                                 -----------        ---------        ----------         ----------
EXPENSES
   Advisory fees .........................................           439,180           87,696            49,545            320,663
   Co-Administration fees ................................           105,275           49,439            46,377             52,190
   Administrative services fees ..........................            87,836           28,496            21,233             35,629
   Transfer agent fees and expenses ......................            27,102           26,306            30,000             21,549
   Printing ..............................................            15,711            9,747            11,549              6,000
   Custodian fees and expenses ...........................            18,918            5,699             3,863              7,949
   Audit and legal fees ..................................            17,158            6,671             4,867              6,878
   Federal and state registration fees ...................             3,320               --             7,976              4,500
   Directors' fees and expenses ..........................             5,168            2,307             1,290              1,551
   Other .................................................             4,190              692             1,300              2,948
                                                                 -----------        ---------        ----------         ----------
      Total expenses before waivers and
         reimbursements, if any ..........................           723,858          217,053           178,000            459,857
      Less: waivers and reimbursements, if any ...........           (76,125)         (37,277)          (57,678)           (32,329)
                                                                 -----------        ---------        ----------         ----------
      Net expenses after waivers and
         reimbursements, if any ..........................           647,733          179,776           120,322            427,528
                                                                 -----------        ---------        ----------         ----------
   Net Investment Income/(Loss) ..........................          (419,914)        (100,066)          106,733            (15,287)
                                                                 -----------        ---------        ----------         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain/(loss) from investments .............         1,824,943         (301,718)         (873,531)         2,653,226
   Net change in unrealized appreciation
      on investments .....................................        (1,442,045)         389,046         1,369,028          5,417,743
                                                                 -----------        ---------        ----------         ----------
   Net realized and unrealized gain on investments .......           382,898           87,328           495,497          8,070,969
                                                                 -----------        ---------        ----------         ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................       $   (37,016)       $ (12,738)       $  602,230         $8,055,682
                                                                 ===========        =========        ==========         ==========

----------
* Net of foreign withholding taxes of $1,320 and $665 for the Micro Cap Fund and Small Cap Value Fund, respectively.

The accompanying notes are an integral part of the financial statements.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   MICRO CAP
                                                                                     FUND
                                                                  ---------------------------------------
                                                                       FOR THE                FOR THE
                                                                  SIX MONTHS ENDED            FISCAL
                                                                  FEBRUARY 28, 2002          YEAR ENDED
                                                                     (UNAUDITED)          AUGUST 31, 2001
                                                                  -----------------       ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) .................................   $   (419,914)          $   (817,209)
   Net realized gain/(loss) from investments ....................      1,824,943            (10,311,793)
   Net change in unrealized appreciation/(depreciation)
      on investments ............................................     (1,442,045)           (14,123,542)
                                                                    ------------           ------------
   Net increase/(decrease) in net assets resulting
      from operations ...........................................        (37,016)           (25,252,544)
                                                                    ------------           ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................             --                     --
   Net realized capital gains ...................................             --            (29,436,632)
                                                                    ------------           ------------
   Total dividends and distributions to shareholders ............             --            (29,436,632)
                                                                    ------------           ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ..........................    (32,665,720)            60,082,666
                                                                    ------------           ------------
   Total increase/(decrease) in net assets ......................    (32,702,736)             5,393,490

NET ASSETS
   Beginning of period ..........................................    139,926,549            134,533,059
                                                                    ------------           ------------
   End of period* ...............................................   $107,223,813           $139,926,549
                                                                    ============           ============

                                                                                      GROWTH
                                                                                       FUND
                                                                  ------------------------------------------
                                                                         FOR THE                 FOR THE
                                                                    SIX MONTHS ENDED              FISCAL
                                                                   FEBRUARY 28, 2002            YEAR ENDED
                                                                       (UNAUDITED)           AUGUST 31, 2001
                                                                  -------------------        ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) .................................      $  (100,066)            $   (364,403)
   Net realized gain/(loss) from investments ....................         (301,718)             (12,141,975)
   Net change in unrealized appreciation/(depreciation)
      on investments ............................................          389,046              (15,122,359)
                                                                       -----------             ------------
   Net increase/(decrease) in net assets resulting
      from operations ...........................................          (12,738)             (27,628,737)
                                                                       -----------             ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................               --                       --
   Net realized capital gains ...................................               --              (21,857,830)
                                                                       -----------             ------------
   Total dividends and distributions to shareholders ............               --              (21,857,830)
                                                                       -----------             ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ..........................       (2,199,473)               9,896,402
                                                                       -----------             ------------
   Total increase/(decrease) in net assets ......................       (2,212,211)             (39,590,165)

NET ASSETS
   Beginning of period ..........................................       39,930,167               79,520,332
                                                                       -----------             ------------
   End of period* ...............................................      $37,717,956             $ 39,930,167
                                                                       ===========             ============

                                                                                    MID CAP
                                                                                     FUND
                                                                  ----------------------------------------
                                                                       FOR THE                 FOR THE
                                                                  SIX MONTHS ENDED              FISCAL
                                                                  FEBRUARY 28, 2002           YEAR ENDED
                                                                     (UNAUDITED)           AUGUST 31, 2001
                                                                  -----------------        ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) .................................     $   106,733            $    145,092
   Net realized gain/(loss) from investments ....................        (873,531)             (4,234,284)
   Net change in unrealized appreciation/(depreciation)
      on investments ............................................       1,369,028              (3,240,263)
                                                                      -----------            ------------
   Net increase/(decrease) in net assets resulting
      from operations ...........................................         602,230              (7,329,455)
                                                                      -----------            ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................        (145,129)               (175,009)
   Net realized capital gains ...................................              --              (7,016,619)
                                                                      -----------            ------------
   Total dividends and distributions to shareholders ............        (145,129)             (7,191,628)
                                                                      -----------            ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ..........................      (2,547,538)              1,289,121
                                                                      -----------            ------------
   Total increase/(decrease) in net assets ......................      (2,090,437)            (13,231,962)

NET ASSETS
   Beginning of period ..........................................      31,198,201              44,430,163
                                                                      -----------            ------------
   End of period* ...............................................     $29,107,764            $ 31,198,201
                                                                      ===========            ============

                                                                              SMALL CAP VALUE
                                                                                    FUND
                                                                  ----------------------------------------
                                                                       FOR THE                 FOR THE
                                                                   SIX MONTHS ENDED             FISCAL
                                                                  FEBRUARY 28, 2002           YEAR ENDED
                                                                     (UNAUDITED)           AUGUST 31, 2001
                                                                  -----------------        ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) .................................     $   (15,287)           $    38,689
   Net realized gain/(loss) from investments ....................       2,653,226              5,978,356
   Net change in unrealized appreciation/(depreciation)
      on investments ............................................       5,417,743              1,215,166
                                                                      -----------            -----------
   Net increase/(decrease) in net assets resulting
      from operations ...........................................       8,055,682              7,232,211
                                                                      -----------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................................         (38,820)              (149,957)
   Net realized capital gains ...................................      (5,799,905)                    --
                                                                      -----------            -----------
   Total dividends and distributions to shareholders ............      (5,838,725)              (149,957)
                                                                      -----------            -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ..........................      59,010,421             15,000,608
                                                                      -----------            -----------
   Total increase/(decrease) in net assets ......................      61,227,378             22,082,862

NET ASSETS
   Beginning of period ..........................................      35,563,629             13,480,767
                                                                      -----------            -----------
   End of period* ...............................................     $96,791,007            $35,563,629
                                                                      ===========            ===========

-----------
* Includes undistributed net investment income/(loss) as follows:

                                                                  ----------------------------------------
                                                                       FOR THE                 FOR THE
                                                                   SIX MONTHS ENDED             FISCAL
                                                                  FEBRUARY 28, 2002           YEAR ENDED
                                                                     (UNAUDITED)           AUGUST 31, 2001
                                                                  -----------------        ---------------
   Micro Cap Fund ..............................................     $(419,914)                     --
   Growth Fund .................................................      (100,066)                     --
   Mid Cap Fund ................................................       106,594                $144,990
   Small Cap Value Fund ........................................       (15,477)                 38,630

The accompanying notes are an integral part of the financial statements.

                                       28 & 29

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                     MICRO CAP FUND
                                                      ---------------------------------------------------------------------------
                                                           FOR THE
                                                       SIX MONTHS ENDED            FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                      FEBRUARY 28, 2002  --------------------------------------------------------
                                                         (UNAUDITED)      2001         2000        1999        1998        1997
                                                      -----------------  --------    --------    --------    -------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................     $  12.73      $  20.99    $  18.03    $  12.52    $ 18.47     $  11.67
                                                           --------      --------    --------    --------    -------     --------
Net investment loss ..................................        (0.05)        (0.07)      (0.10)      (0.18)     (0.07)       (0.01)
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any(1) ...         0.23         (3.58)       7.39        6.72      (3.23)        6.82
                                                           --------      --------    --------    --------    -------     --------
Net increase/(decrease) in net assets resulting
   from operations ...................................         0.18         (3.65)       7.29        6.54      (3.30)        6.81
                                                           --------      --------    --------    --------    -------     --------
Dividends and distributions to shareholders from:
Net investment income ................................           --            --          --          --         --        (0.01)
Net realized capital gains ...........................           --         (4.61)      (4.33)      (1.03)     (2.65)          --
                                                           --------      --------    --------    --------    -------     --------
Total dividends and distributions to shareholders ....           --         (4.61)      (4.33)      (1.03)     (2.65)       (0.01)
                                                           --------      --------    --------    --------    -------     --------
Net asset value, end of period .......................     $  12.91      $  12.73    $  20.99    $  18.03    $ 12.52     $  18.47
                                                           ========      ========    ========    ========    =======     ========
Total investment return(2) ...........................         1.41%       (20.16)%     54.42%      56.09%    (20.74)%      58.41%
                                                           ========      ========    ========    ========    =======     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ............     $107,224      $139,927    $134,533    $ 76,349    $99,266     $142,119
Ratio of expenses to average net assets(3) ...........         1.11%(4)      1.07%       1.00%       1.00%      1.00%        1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ........         1.24%(4)      1.25%       1.28%       1.26%      1.23%        1.45%
Ratio of net investment loss to average
   net assets(3) .....................................        (0.72)%(4)    (0.67)%     (0.55)%     (0.46)%    (0.41)%      (0.06)%
Portfolio turnover rate ..............................        99.63%       280.00%     297.08%     316.02%    408.70%      233.49%

                                                                                        GROWTH FUND
                                                       ----------------------------------------------------------------------------
                                                            FOR THE
                                                        SIX MONTHS ENDED            FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                       FEBRUARY 28, 2002  ---------------------------------------------------------
                                                           (UNAUDITED)      2001        2000        1999        1998        1997
                                                       -----------------  -------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................       $ 10.48       $ 23.69     $ 14.89     $  9.75     $ 16.29    $  11.84
                                                             -------       -------     -------     -------     -------    --------
Net investment loss ..................................         (0.03)        (0.10)      (0.12)      (0.18)      (0.07)      (0.04)
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any(1) ...          0.02         (6.59)       9.29        5.33       (3.98)       4.50
                                                             -------       -------     -------     -------     -------    --------
Net increase/(decrease) in net assets resulting
   from operations ...................................         (0.01)        (6.69)       9.17        5.15       (4.05)       4.46
                                                             -------       -------     -------     -------     -------    --------
Dividends and distributions to shareholders from:
Net investment income ................................            --            --          --          --          --       (0.01)
Net realized capital gains ...........................            --         (6.52)      (0.37)      (0.01)      (2.49)         --
                                                             -------       -------     -------     -------     -------    --------
Total dividends and distributions to shareholders ....            --         (6.52)      (0.37)      (0.01)      (2.49)      (0.01)
                                                             -------       -------     -------     -------     -------    --------
Net asset value, end of period .......................       $ 10.47       $ 10.48     $ 23.69     $ 14.89     $  9.75    $  16.29
                                                             =======       =======     =======     =======     =======    ========
Total investment return(2) ...........................         (0.10)%      (36.45)%     63.11%      52.80%     (29.03)%     37.69%
                                                             =======       =======     =======     =======     =======    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ............       $37,718       $39,930     $79,520     $62,376     $77,840    $117,724
Ratio of expenses to average net assets(3) ...........          0.95%(4)      1.08%       1.00%       1.00%       1.00%       1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ........          1.14%(4)      1.36%       1.32%       1.30%       1.24%       1.40%
Ratio of net investment loss to average
   net assets(3) .....................................         (0.53)%(4)    (0.70)%     (0.59)%     (0.45)%     (0.50)%     (0.38)%
Portfolio turnover rate ..............................        108.16%       271.29%     228.69%     309.60%     338.40%     266.25%

-----------
(1) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective periods.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(3) Reflects waivers and expense reimbursements, if any.
(4) Annualized.


The accompanying notes are an integral part of the financial statements.

                                       30 & 31

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                      MID CAP FUND
                                                      ---------------------------------------------------------------------------
                                                           FOR THE
                                                       SIX MONTHS ENDED            FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                      FEBRUARY 28, 2002  --------------------------------------------------------
                                                         (UNAUDITED)      2001         2000        1999        1998        1997
                                                      -----------------  -------      -------    -------    --------      -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................     $ 13.16       $ 19.22      $ 16.89    $ 13.30    $  17.16      $ 11.56
                                                           -------       -------      -------    -------    --------      -------
Net investment income/(loss) .........................        0.05          0.06         0.08       0.05        0.05         0.08
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any(1) ...        0.31         (2.98)        4.25       4.97       (1.24)        5.58
                                                           -------       -------      -------    -------    --------      -------
Net increase/(decrease) in net assets resulting
   from operations ...................................        0.36         (2.92)        4.33       5.02       (1.19)        5.66
                                                           -------       -------      -------    -------    --------      -------
Dividends and distributions to shareholders from:
Net investment income ................................       (0.06)        (0.08)       (0.03)     (0.06)      (0.06)       (0.06)
Net realized capital gains ...........................          --         (3.06)       (1.97)     (1.37)      (2.61)          --
                                                           -------       -------      -------    -------    --------      -------
Total dividends and distributions to shareholders ....       (0.06)        (3.14)       (2.00)     (1.43)      (2.67)       (0.06)
                                                           -------       -------      -------    -------    --------      -------
Redemption fees (Note 4) .............................        0.02            --           --         --          --           --
                                                           -------       -------      -------    -------    --------      -------
Net asset value, end of period .......................     $ 13.48       $ 13.16      $ 19.22    $ 16.89    $  13.30      $ 17.16
                                                           =======       =======      =======    =======    ========      =======
Total investment return(2) ...........................        2.98%       (17.42)%      29.61%     41.61%      (8.97)%      49.11%
                                                           =======       =======      =======    =======    ========      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ............     $29,108       $31,198      $44,430    $49,156    $110,176      $52,491
Ratio of expenses to average net assets(3) ...........        0.85%(4)      0.91%       1.00%       1.00%       1.00%        1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ........        1.26%(4)      1.39%       1.61%       1.33%       1.26%        1.81%
Ratio of net investment income/(loss) to average
   net assets(3) .....................................        0.75%(4)      0.39%       0.40%       0.31%       0.36%        0.79%
Portfolio turnover rate ..............................      134.55%       318.28%     378.17%     384.71%     341.73%      263.83%

                                                                                     SMALL CAP VALUE FUND
                                                      -----------------------------------------------------------------------------
                                                           FOR THE             FOR THE FISCAL YEARS ENDED          FOR THE PERIOD
                                                      SIX MONTHS ENDED                  AUGUST 31,               NOVEMBER 30, 1998*
                                                      FEBRUARY 28, 2002    ---------------------------------          THROUGH
                                                         (UNAUDITED)         2001                     2000        AUGUST 31, 1999
                                                      -----------------    -------                   -------    -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................      $ 17.61        $ 12.91                   $ 12.86          $ 12.00
                                                            -------        -------                   -------          -------
Net investment income/(loss) .........................        (0.02)          0.02                      0.15             0.10
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any(1) ...         1.89           4.79                      1.32             0.76
                                                            -------        -------                   -------          -------
Net increase/(decrease) in net assets resulting
   from operations ...................................         1.87           4.81                      1.47             0.86
                                                            -------        -------                   -------          -------
Dividends and distributions to shareholders from:
Net investment income ................................        (0.02)         (0.14)                    (0.10)              --
Net realized capital gains ...........................        (2.58)            --                     (1.32)              --
                                                            -------        -------                   -------          -------
Total dividends and distributions to shareholders ....        (2.60)         (0.14)                    (1.42)              --
                                                            -------        -------                   -------          -------
Redemption fees (Note 4) .............................         0.03           0.03                        --               --
                                                            -------        -------                   -------          -------
Net asset value, end of period .......................      $ 16.91        $ 17.61                   $ 12.91          $ 12.86
                                                            =======        =======                   =======          =======
Total investment return(2) ...........................        13.65%         37.97%                    13.94%            7.17%
                                                            =======        =======                   =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ............      $96,791        $35,564                   $13,481          $11,498
Ratio of expenses to average net assets(3) ...........         1.80%(4)       1.67%                     1.00%            1.00%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements, if any ........         1.94%(4)       2.14%                     2.34%            2.59%(4)
Ratio of net investment income/(loss) to average
   net assets(3) .....................................        (0.06)%(4)      0.17%                     1.35%            1.15%(4)
Portfolio turnover rate ..............................       109.44%        277.28%                   256.28%          212.55%

-----------
*   Commencement of operations.
(1) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective periods.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(3) Reflects waivers and expense reimbursements, if any.
(4) Annualized.


The accompanying notes are an integral part of the financial statements.

                                     32 & 33

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has thirteen investment portfolios, including the N/I NUMERIC INVESTORS FAMILY OF FUNDS ("n/i numeric investors Family") which consists of four diversified portfolios: N/I NUMERIC INVESTORS Micro Cap Fund ("Micro Cap Fund"), N/I NUMERIC INVESTORS Growth Fund ("Growth Fund"), N/I NUMERIC INVESTORS Mid Cap Fund ("Mid Cap Fund") and N/I NUMERIC INVESTORS Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund," collectively the "Funds").

RBB has  authorized  capital of thirty  billion  shares of common stock of which
20.97 billion are currently classified into ninety-four classes. Each class represents an interest in one of thirteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," nine of which have begun investment operations.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

REPURCHASE AGREEMENTS -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers, which Numeric Investors L.P.(R) (the Funds' "Adviser" or "Numeric") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

would,  however,  expose each Fund to possible  loss  because of adverse  market
action  or  delays  in  connection   with  the  disposition  of  the  underlying
securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific fund or fund family are charged directly to the fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and recorded on the ex-dividend date and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences can include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the composition of net assets.

U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and all excise taxes.

At August 31, 2001, the Micro Cap Fund, Growth Fund and Mid Cap Fund had capital loss carryforwards of $2,130,088, $1,057,047 and $506,551 available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2009. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2000, within the prior fiscal year ("post-October losses"), are deemed to arise on the first day of the current fiscal year (September 1, 2001). The Micro Cap Fund, Growth Fund and Mid Cap Fund, incurred and elected to defer such losses of $8,354,465, $11,151,618 and $4,043,827, respectively.


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Numeric serves as each Fund's investment adviser. Numeric is entitled to a performance-based fee for its advisory services for the Growth, Mid Cap and Small Cap Value Funds calculated at the end of each month using a basic fee of 0.85% of average daily net assets and a performance fee adjustment based on each Fund's performance during the last rolling 12-month period. Each Fund's net performance is compared with the performance of its benchmark index during that same rolling 12-month period. When a Fund's performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate would be + or - 0.50% of average daily net assets which would be added to or deducted from the basic fee.

Numeric is entitled to receive 0.75% of the Micro Cap Fund's average daily net assets, computed daily and payable monthly for its advisory services.

Numeric has agreed that until December 31, 2002, it will waive its advisory fee and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) in an aggregate amount equal to the amount by which the Growth, Mid Cap and/or Small Cap Value Funds' total operating expenses (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) exceeds a total operating expense ratio (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) of 0.50% of such Fund's average daily net assets. Numeric has agreed that until December 31, 2002, it will limit the Micro Cap Fund's total expenses to the extent that such expenses exceed 1.25% of average daily net assets.

As necessary, these limitations were effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended February 28, 2002, investment advisory fees, waivers and reimbursements of expenses were as follows:
                             TOTAL                       NET          EXPENSE
FUND                     ADVISORY FEES   WAIVERS    ADVISORY FEES  REIMBURSEMENT
----                     -------------  --------    -------------  -------------
Micro Cap Fund .........   $439,180           --      $439,180            --
Growth Fund ............     87,696     $(14,480)       73,216            --
Mid Cap Fund ...........     49,545      (39,538)       10,007        $1,153
Small Cap Value Fund ...    320,663       (3,509)      317,154            --

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts, which Numeric has assumed.

PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of The PNC Financial Services Group, and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each Fund. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million and 0.02% of each Fund's average daily net assets thereafter.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


For the six months ended February 28, 2002, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees. During such period, PFPC's co-administration fees and related waivers were as follows:

                                             TOTAL PFPC             PFPC            NET PFPC
FUND                                   CO-ADMINISTRATION FEES      WAIVERS   CO-ADMINISTRATION FEES
----                                   ----------------------      -------   ----------------------
Micro Cap Fund .....................          $75,996                  --            $75,996
Growth Fund ........................           39,940                  --             39,940
Mid Cap Fund .......................           39,300                  --             39,300
Small Cap Value Fund ...............           40,314               $(317)            39,997

In addition, PFPC serves as each Fund's transfer and dividend disbursing agent. For the six months ended February 28, 2002, transfer agency fees were $27,102, $26,306, $30,000 and $21,549 for the Micro Cap Fund, Growth Fund, Mid Cap Fund and Small Cap Value Fund, respectively.


PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to each Fund. As compensation for such administrative services, PFPC Distributors received a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

For the six months ended February 28, 2002, PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for each Fund. During such period, administrative services fees were as follows:

                                           TOTAL
                                       ADMINISTRATIVE                      NET ADMINISTRATIVE
FUND                                    SERVICES FEES          WAIVERS        SERVICES FEES
----                                   --------------         --------     ------------------
Micro Cap Fund .....................       $87,836            $(76,125)         $11,711
Growth Fund ........................        28,496             (22,797)           5,699
Mid Cap Fund .......................        21,233             (16,987)           4,246
Small Cap Value Fund ...............        35,629             (28,503)           7,126

3. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the costs of securities owned at February 28, 2002 were $99,388,167, $37,004,394, $27,763,271 and $97,120,099 for the
Micro Cap Fund, Growth Fund, Mid Cap Fund and Small Cap Value Fund, respectively. Accordingly, the net unrealized appreciation on investments are as follows:

                                          GROSS              GROSS
FUND                                   APPRECIATION       DEPRECIATION     NET APPRECIATION
----                                   ------------       ------------     ----------------
Micro Cap Fund .....................    $14,053,626        $6,381,753         $7,671,873
Growth Fund ........................      4,175,607         3,216,984            958,623
Mid Cap Fund .......................      2,401,919         1,218,537          1,183,382
Small Cap Value Fund ...............      9,078,495         1,311,063          7,767,432

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


For the six months ended February 28, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                            PURCHASES              SALES
----                                           ------------        ------------
Micro Cap Fund ..............................  $115,282,436        $144,609,255*
Growth Fund .................................    40,725,649          43,157,122
Mid Cap Fund ................................    37,706,338          39,670,622
Small Cap Value Fund ........................   102,494,799          54,254,815

-----------
* $15,539,465 of the aggregate sales was due to an in-kind redemption.


4. CAPITAL SHARE TRANSACTIONS

As of February 28, 2002, each Fund has 50,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital shares for the respective periods were as follows:

                                                                     MICRO CAP FUND
                                             ----------------------------------------------------------
                                                     FOR THE
                                                 SIX MONTHS ENDED                      FOR THE
                                                FEBRUARY 28, 2002                 FISCAL YEAR ENDED
                                                   (UNAUDITED)                     AUGUST 31, 2001
                                             -------------------------        -------------------------
                                               SHARES        AMOUNT             SHARES       AMOUNT
                                             ----------   ------------        ---------    ------------
Sales ...................................       201,559   $  2,373,491        3,534,734    $ 43,635,108
Repurchases .............................    (1,469,326)   (18,913,347)        (940,688)    (12,605,335)
In-kind redemption ......................    (1,423,289)   (16,125,864)              --              --
Reinvestments ...........................            --             --        1,992,654      29,052,893
                                             ----------   ------------        ---------    ------------
Net increase/(decrease) .................    (2,691,056)  $(32,665,720)       4,586,700    $ 60,082,666
                                             ==========   ============        =========    ============

                                                                       GROWTH FUND
                                             ----------------------------------------------------------
                                                     FOR THE
                                                 SIX MONTHS ENDED                      FOR THE
                                                FEBRUARY 28, 2002                 FISCAL YEAR ENDED
                                                   (UNAUDITED)                     AUGUST 31, 2001
                                             ------------------------         -------------------------
                                              SHARES         AMOUNT             SHARES       AMOUNT
                                             --------      -----------        ----------   ------------
Sales ...................................      32,047      $   324,982          129,828    $  2,168,596
Repurchases .............................    (239,289)      (2,524,455)       (1,119,565)   (13,852,583)
Reinvestments ...........................          --               --         1,444,470     21,580,389
                                             --------      -----------        -----------  ------------
Net increase/(decrease) .................    (207,242)     $(2,199,473)          454,733   $  9,896,402
                                             ========      ===========        ==========   ============

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                                      MID CAP FUND
                                             ---------------------------------------------------------
                                                     FOR THE
                                                 SIX MONTHS ENDED                      FOR THE
                                                FEBRUARY 28, 2002                 FISCAL YEAR ENDED
                                                   (UNAUDITED)                     AUGUST 31, 2001
                                             -------------------------          ----------------------
                                              SHARES         AMOUNT              SHARES       AMOUNT
                                             --------      -----------          --------   -----------
Sales ...................................     361,391      $ 4,548,523           178,361   $ 2,663,341
Repurchases .............................    (583,678)      (7,237,930)         (580,438)   (8,377,001)
Reinvestments ...........................      11,764          141,869           460,709     7,002,781
                                             --------      -----------          --------   -----------
Net increase/(decrease) .................    (210,523)     $(2,547,538)           58,632   $ 1,289,121
                                             ========      ===========          ========   ===========

                                                                  SMALL CAP VALUE FUND
                                             -----------------------------------------------------------
                                                     FOR THE
                                                 SIX MONTHS ENDED                       FOR THE
                                                FEBRUARY 28, 2002                  FISCAL YEAR ENDED
                                                   (UNAUDITED)                      AUGUST 31, 2001
                                             -------------------------          ------------------------
                                              SHARES         AMOUNT              SHARES       AMOUNT
                                             ---------    ------------          ---------    -----------
Sales ...................................    4,248,168    $ 68,310,338          1,257,323    $19,745,562
Repurchases .............................     (945,911)    (15,005,685)          (294,237)    (4,894,868)
Reinvestments ...........................      402,381       5,705,768             12,031        149,914
                                             ---------    ------------          ---------    -----------
Net increase ............................    3,704,638    $ 59,010,421            975,117    $15,000,608
                                             =========    ============          =========    ===========

Effective December 18, 2001, there is a 1.50% redemption fee on shares redeemed which have been held less than one year on each of the Funds. Shares purchased prior to December 18, 2001, and held for less than six months are subject to a 1.00% redemption fee. For the six months ended February 28, 2002, these fees amounted to $1,376, $227, $35,596 and $98,967 for the Micro Cap Fund, Growth Fund, Mid Cap Fund and Small Cap Value Fund, respectively. The redemption fees are collected and retained by each Fund for the benefit of the remaining shareholders and recorded as additional paid-in capital.

On September 18, 2001, the Micro Cap Fund transferred securities and cash in the amount of $15,539,465 and $586,399, respectively, due to an in-kind redemption. For purposes of generally accepted accounting principles, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The result was a permanent difference of $236,731.


5. SECURITIES LENDING

Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral being maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Funds. However, there can be no assurance the Funds can recover this amount. The value of securities on loan to brokers and the related collateral received at February 28, 2002, were as follows:

                                        VALUE OF
FUND                               SECURITIES ON LOAN       VALUE OF COLLATERAL
----                               ------------------       -------------------
Micro Cap Fund ..................     $11,165,774              $11,355,055
Growth Fund .....................       2,981,826                3,031,047
Mid Cap Fund ....................         942,724                  962,113
Small Cap Value Fund ............       3,844,776                3,899,077

Collateral received from securities out on loan to broker/dealers is in the form of U.S. Treasury securities with any cash collateral received reinvested into repurchase agreements with Bear, Stearns & Co. Inc., which in turn are collateralized by various U.S. Treasury securities.

Repurchase agreements in connection with securities lending at February 28, 2002 are listed below:

                                                                                MICRO CAP FUND
                                         -----------------------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
                                          (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST    PROCEEDS    TOTAL VALUE
                                         ---------   -------------   --------   ------------   --------   ----------   -----------
Repurchase Agreement ...................  $1,784         1.900%      03/01/02    $1,783,620     $   94    $1,783,714            --
Related Collateral:
     United States Treasury Note .......   1,700         5.625       05/15/08     1,796,407     27,625            --    $1,824,032

                                                                                 GROWTH FUND
                                         -----------------------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
                                          (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST    PROCEEDS    TOTAL VALUE
                                         ---------   -------------   --------   ------------   --------   ----------   -----------
Repurchase Agreement ...................  $  738         1.900%      03/01/02    $  737,707     $   39    $  737,746            --
Related Collateral:
     United States Treasury Note .......     730         3.625       01/15/08       754,295      3,234            --    $  757,529

                                                                                MID CAP FUND
                                         -----------------------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
                                          (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST    PROCEEDS    TOTAL VALUE
                                         ---------   -------------   --------   ------------   --------   ----------   -----------
Repurchase Agreement ...................  $  184         1.900%      03/01/02    $  183,830     $   10    $  183,840            --
Related Collateral:
     United States Treasury Note .......     185         3.625       01/15/08       191,156        820            --    $  191,976

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              SMALL CAP VALUE FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

                                                                              SMALL CAP VALUE FUND
                                         -----------------------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
                                          (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST    PROCEEDS    TOTAL VALUE
                                         ---------   -------------   --------   ------------   --------   ----------   -----------
Repurchase Agreement ...................  $1,321         1.900%      03/01/02    $1,320,714     $   70    $1,320,784            --
Related Collateral:
     United States Treasury Note .......   1,300         3.625       01/15/08     1,343,264      5,760            --    $1,349,024


6. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at February 28, 2002:

                                                                          MICRO CAP FUND
                                         ----------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
ISSUER                                    (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST   TOTAL VALUE
------                                   ---------   -------------   --------   ------------   --------   -----------
United States Treasury Note ............  $ 1,880        5.625%      05/15/08   $ 1,986,615     $30,550   $ 2,017,165
                                                                                ===========     =======   ===========

                                                                            GROWTH FUND
                                         ----------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
ISSUER                                    (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST   TOTAL VALUE
------                                   ---------   -------------   --------   ------------   --------   -----------
United States Treasury Note ............  $ 1,115        3.625%      01/15/08   $ 1,152,107     $ 4,940   $ 1,157,047
                                                                                ===========     =======   ===========

                                                                            MID CAP FUND
                                         ----------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
ISSUER                                    (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST   TOTAL VALUE
------                                   ---------   -------------   --------   ------------   --------   -----------
United States Treasury Note ............  $   100        3.625%      01/15/08   $   103,328     $   443   $   103,771
                                                                                ===========     =======   ===========

                                                                      SMALL CAP VALUE FUND
                                         ----------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT                                               ACCRUED
ISSUER                                    (000'S)    INTEREST RATE   MATURITY   MARKET VALUE   INTEREST   TOTAL VALUE
------                                   ---------   -------------   --------   ------------   --------   -----------
United States Treasury Note ............  $11,105        3.625%      01/15/08   $11,474,574     $49,201   $11,523,775
United States Treasury Note ............    2,650        3.625       04/15/28     2,753,085      35,757     2,788,842
                                                                                -----------     -------   -----------
                                                                                $14,227,659     $84,958   $14,312,617
                                                                                ===========     =======   ===========

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

         (LOGO) N/I NUMERIC INVESTORS
                FAMILY OF FUNDS
               [GRAPHIC OMITTED]

              One Memorial Drive
              Cambridge, MA 02142

           1-800-numeric [686-3742]
            http://www.numeric.com


      INVESTMENT ADVISER
           Numeric Investors L.P.(R)
           One Memorial Drive
           Cambridge, MA 02142

      CO-ADMINISTRATORS
           Bear Stearns Funds Management Inc.
           383 Madison Avenue
           New York, NY 10179

           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      DISTRIBUTOR
           PFPC Distributors,Inc.
           3200 Horizon Drive
           King of Prussia, PA 19406

      CUSTODIAN
           Custodial Trust Company
           101 Carnegie Center
           Princeton, NJ 05840

      TRANSFER AGENT
           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP
           Two Commerce Square
           Philadelphia, PA 19103

      COUNSEL
           Drinker Biddle & Reath LLP
           One Logan Square
           18th and Cherry Streets
           Philadelphia, PA 19103

The financial information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                          (LOGO) N/I NUMERIC INVESTORS
                                 FAMILY OF FUNDS
                                [GRAPHIC OMITTED]

                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com